UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. _____)
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Touchstone Resources USA, Inc.

(Name of Registrant as Specified In Its Charter)

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Touchstone Resources USA, Inc.
May 4, 2006
Dear Fellow Stockholder:
     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Touchstone Resources USA, Inc. to be held at the Holiday Inn Crowne Plaza, Bluebonnet Room, located at 1700 Smith Street, Houston, Texas 77002 on Tuesday, May 23, 2006, at 10:00 a.m., Central Daylight Time. For those of you who cannot be present at this Annual Meeting, we urge that you participate by indicating your choices on the enclosed proxy card and completing and returning it at your earliest convenience. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance the recommendations of our Board of Directors.
     This booklet includes the Notice of Annual Meeting of Stockholders and the Proxy Statement, which contains details of the business to be conducted at the 2006 Annual Meeting. You will have an opportunity to discuss each Item of business described in the Notice of Annual Meeting of Stockholders and Proxy Statement and to ask questions about our operations and the Company.
     Our 2005 Annual Report to Stockholders, which is not part of the Proxy Statement, is also enclosed and provides additional information regarding our financial results for the fiscal year ended December 31, 2005.
     It is important that your shares are represented at the meeting, whether or not you are able to attend personally. Accordingly, please complete, sign, date and mail promptly the enclosed proxy card in the envelope provided. If you do attend the Annual Meeting, you may withdraw your proxy and vote your shares in person.
     On behalf of our Board of Directors, thank you for your cooperation and continued support.

Sincerely,

Roger L. Abel Chief Executive Officer and President

Touchstone Resources USA, Inc.
Notice of Annual Meeting of Stockholders

May 4, 2006
     Notice is hereby given that the 2006 Annual Meeting of Stockholders of Touchstone Resources USA, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 23, 2006 at 10:00 a.m., Central Daylight Time, at The Holiday Inn Crowne Plaza, Bluebonnet Room, located at 1700 Smith Street, Houston, Texas 77002 for the following purposes, as more fully described in the accompanying proxy statement:
1.	to elect the director nominees to serve on the Company’s Board of Directors until the Company’s next annual meeting of stockholders, or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal;

2.	to ratify the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan;

3.	to approve and ratify option grants to certain executive officers of the Company;

4.	to approve an amendment to the Company’s Certificate of Incorporation to: (a) amend the procedure for fixing of the number of directors; (b) to provide for indemnification of directors to the full extent permitted by law; (c) amend the procedure relating to stockholder consents; (d) to increase the number of authorized shares of the company’s common stock and (e) to change the Company’s name to Cygnus Oil and Gas Corporation; and

5.	to transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.
     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure that each stockholder’s vote is counted at the meeting, stockholders are requested to complete, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided, or to submit their proxy by telephone or internet, as described in the enclosed proxy card. Stockholders attending the meeting may vote in person even if they have previously returned proxy cards.
     Only stockholders of record as of the close of business on April 19, 2006 are entitled to receive notice of and to vote at the meeting and any postponement(s) or adjournment(s) thereof. A list of such stockholders shall be open to the examination of any stockholder of record at 1600 Smith, Suite 5100, Houston, Texas 77002 during normal business hours for a period of ten days before the Annual Meeting, and shall also be open for examination at the meeting and any postponement(s) or adjournment(s) thereof.
     This is a closed meeting, open only to stockholders of record as of April 19, 2006, our employees, affiliates and limited other invitees. If you plan to attend, please be prepared to present a photograph identification to our inspectors of election. If you hold shares in street name, please also bring a proxy signed by the broker in whose name your shares are held.

By Order of the Board of Directors,

Jerry W. Walrath Secretary
Houston, Texas
May 4, 2006
IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL

THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HAVE SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, SIGN AND RETURN EACH OF THE PROXY CARDS YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS USE.

PROXY STATEMENT
Proposal No. 1 – Election of Directors
Proposal No. 2 — Approval of 2005 Stock Incentive Plan
Proposal No. 3 — Approval and Ratification of Certain Option Grants
Proposal No. 4 — Proposal to Amend the Company’s Certificate of Incorporation
EXECUTIVE OFFICERS
Summary Compensation Table
PERFORMANCE GRAPH
PRINCIPAL STOCKHOLDERS
APPENDIX A
APPENDIX B

Touchstone Resources USA, Inc.
1600 Smith, Ste. 5100
Houston, TX 77002

PROXY STATEMENT
May 4, 2006

General Information
     The 2005 Annual Report to Stockholders, including financial statements, will be mailed to stockholders together with these proxy materials on or about May 4, 2006.
     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Board of Directors”) of Touchstone Resources USA, Inc. (“Touchstone” or the “Company”), for the 2006 Annual Meeting of Stockholders to be held on May 23, 2006, and any postponement(s) or adjournment(s) thereof (the “Annual Meeting”). This proxy statement and the accompanying Notice of Annual Meeting and Form of Proxy are first being mailed to stockholders on or about May 4, 2006.
Record Date and Voting Securities
     Stockholders of record as of the close of business on April 19, 2006 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. There were 79,655,757 shares of common stock issued and outstanding on the Record Date. Each outstanding share of common stock is entitled to one vote upon each matter properly submitted to a vote at the meeting.
     Stockholders that are entitled to vote at the Annual Meeting may do so in person at the meeting, or by proxy submitted by mail, telephone or internet as described on the enclosed proxy card.
     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when a broker or other nominee does not have discretionary authority to vote the shares with respect to a particular matter and has not received voting instructions from the beneficial owner with respect to that matter.
     The vote of a plurality of the shares entitled to vote and represented at a meeting at which a quorum is present is required for the election of directors. Thus, broker non-votes and abstentions will have no effect on the election of directors.
     Because the affirmative vote of the holders of majority of the outstanding shares is required to approve the amendment to the Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) broker non-votes and abstentions will have the effect of votes against the proposed amendment.
     The affirmative vote of a majority of the shares of common stock entitled to vote and represented in person or by proxy at a meeting at which a quorum is present is required for approval of the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan. Shares represented at the meeting but that abstain with respect to this proposal will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such abstentions will have the same effect as a vote against approval of the Company’s 2005 Stock Incentive Plan. Broker non-votes will not be treated as shares represented at the meeting and entitled to vote for purposes of these two proposals, and therefore will have no effect.
Quorum
     Except as may be otherwise required by law or the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated By-laws (“Bylaws”), the holders of a majority of the Company’s shares of common stock entitled to vote and present in person or represented by proxy shall constitute a quorum at a meeting of the stockholders. The persons whom we appoint to act as inspectors of election will determine whether a quorum exists. Shares of the Company’s common stock represented by properly executed and returned proxies will be treated as present. Shares of the Company’s common stock present or represented at the meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.
How Your Proxy Will be Voted on Actions to be Taken
     The Board of Directors is soliciting a proxy in the enclosed form to provide you with an opportunity to vote on all matters scheduled to come before the meeting, whether or not you attend in person.
     Granting Your Proxy. If you properly execute and return a proxy in the enclosed form, your shares of common stock will be voted as you specify. If you make no specifications, your proxy representing our common stock will be voted:
•	“FOR” the proposed director nominees;

•	“FOR” the approval of the Company’s 2005 Stock Incentive Plan;

•	“FOR” the approval and ratification of option grants to certain executive officers of the Company; and

•	“FOR” approval of the amendment to the Company’s Certificate of Incorporation to (a) amend the procedure for fixing of the number of directors; (b) provide for indemnification of directors to the full extent permitted by law; (c) amend the procedure relating to stockholder consents; (d) to increase the number of authorized shares of the company’s common stock and (e) to change the Company’s name to Cygnus Oil and Gas Corporation.
     We expect no matters to be presented for action at the meeting other than the items described in this proxy statement. By signing and returning the enclosed proxy, however, you will give to the persons named as proxies therein discretionary voting authority with respect to any other matter that may properly come before the meeting, and they intend to vote on any such other matter in accordance with their best judgment.
     Revoking Your Proxy. If you submit a proxy, you may subsequently revoke it or submit a revised proxy at any time before it is voted. You may also attend the meeting in person and vote by ballot, which would cancel any proxy that you previously submitted. If you wish to vote in person at the meeting but hold your stock in street name (that is, in the name of a broker, bank or other institution), then you must have a proxy from the broker, bank or institution in order to vote at the meeting.
Proxy Solicitation
     We will pay all expenses of soliciting proxies for the meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and we will reimburse them for their reasonable expenses. We have retained Stocktrans, Inc. to assist with the solicitation of proxies from brokers and nominees. It is estimated that the fees for these services will be $4,000 plus its reasonable out-of-pocket expenses. We may have our employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, telecopy, personal interview or other means.
Stockholder Proposals
     If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to our Corporate Secretary, Touchstone Resources USA, Inc., 1600 Smith, Ste. 5100, Houston, Texas 77002 by no later than December 23, 2006.
     If you want to present a proposal at the 2007 Annual Meeting in person but do not wish to have it included in our proxy statement, you must submit it in writing to our Corporate Secretary, at the above address, by February 20, 2007 to be considered timely, in accordance with the specific procedural requirements set forth in our Bylaws. If you would like a copy of these procedures, please contact our Corporate Secretary for a copy of our Bylaws.
     Pursuant to the rules of the Securities Exchange Act of 1934, the Company may use discretionary authority to vote with respect to stockholder proposals presented in person at the 2006 Annual Meeting if the stockholder making the proposal has not given the Company timely notice of such proposal.
Delivery of One Proxy Statement and Annual Report to a Single Household to Reduce Duplicate Mailings
     Each year in connection with the Annual Meeting of Stockholders, we are required to send to each stockholder of record a proxy statement and annual report, and to arrange for a proxy statement and annual report to be sent to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee. Because some stockholders hold shares of the Company’s common stock in multiple accounts, this process results in duplicate mailings of proxy statements and annual reports to stockholders who share the same address. Stockholders may avoid receiving duplicate mailings and save us the cost of producing and mailing duplicate documents as follows:
     Stockholders of Record. If your shares are registered in your own name and you are interested in consenting to the delivery of a single proxy statement or annual report, you may contact the Company by mail at Touchstone Resources USA, Inc., 1600 Smith, Ste. 5100, Houston, Texas 77002, by telephone at (713) 784-1113 or by e-mail at proxy2006@touchstonetexas.com.
     Beneficial Stockholders. If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single proxy statement or annual report if there are other Touchstone Resources stockholders who share an address with you. If you currently receive more than one proxy statement or annual report at your household, and would like to receive only one copy of each in the future, you should contact your nominee.
     Right to Request Separate Copies. If you consent to the delivery of a single proxy statement and annual report but later decide that you would prefer to receive a separate copy of the proxy statement or annual report, as applicable, for each stockholder sharing your address, then please notify us or your nominee, as applicable, and we or they will promptly deliver such additional proxy statements or annual reports. If you wish to receive a separate copy of the proxy statement or annual report for each stockholder sharing your address in the future, you may contact the Company by mail at Touchstone Resources USA, Inc., 1600 Smith, Ste. 5100, Houston, Texas 77002, by telephone at 713.784.1113 or by e-mail at proxy2006@touchstonetexas.com.

Proposal No. 1 – Election of Directors
Term of Directors
     Our Bylaws provide that the our directors serve until the Company’s annual meeting of stockholders following their election, or until their successors are duly elected and qualified or until the earlier of their death, resignation or removal. Vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director. We currently have two director nominees whose terms expire at the Annual Meeting.
Director Nominees and Voting
     The Board of Directors has nominated for election as directors the persons named below. The nominees for election are currently members of the Board and each has indicated his willingness to serve, if elected, but if either should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board. If elected at the Annual Meeting, the nominees will serve until the 2007 Annual Meeting (subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal). See “Nomination Process” below for additional information on the nomination of directors.
     In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, the Board’s proxies shall vote such shares for the election of such substitute nominee as the Board of Directors may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a director if elected.
     The name, age as of May 3, 2006, principal occupations and other information concerning the nominees for director, are set forth below.
     Roger L. Abel, 62, joined our Board of Directors effective August 2005. He has served as Chairman of the Board since he joined us. Mr. Abel has over 35 years of experience in the oil and gas industry. Between 1968 and 1996, Mr. Abel held a number of domestic and international positions at Conoco, most recently serving as Chairman of Conoco Exploration and Production for Europe where he was responsible for all of Conoco’s upstream activities in Europe and Russia. Before that, he served as Vice President and General Manager, Dubai Petroleum Company, Manager of Operations for the U.K. and Europe, Manager of Planning, Administration and Engineering for North America, Vice President and General Manager of Engineering and Research Department, and Vice President and General Manager of Russia for Conoco. From 1997 through 1999, Mr. Abel served as President and Chief Operating Officer of Occidental Oil and Gas Corporation, a wholly owned subsidiary of Occidental Petroleum and Executive Vice President of Occidental in Bakerfield, CA where he lead Occidentals oil and gas operations through a major restructuring. Since retiring from Occidental in 1999, Mr. Abel has continued to actively participate in oil and gas exploration and development projects in the United States. Before joining the Company, Mr. Abel served as the President of Rio Nuevo, Ltd., a private company engaged in developing water resources for distribution and sales to municipalities in West Texas and obtaining certain water rights in state owned lands along the Rio Grande River. Mr. Abel also served as President of Austex Production Company LLC before joining the Company. Mr. Abel earned a M.S. degree in Management from MITs Sloan School of Management and a Petroleum Engineering degree from Colorado School of Mines.
     R. Gerald Bennett, 64, Mr. Bennett joined our Board of Directors in November 2005. Mr. Bennett has nearly 40 years of experience in the petroleum and related industries. From July 2000 until March 2005, he served as President and CEO of Total Safety, Inc., a safety services provider to the energy industry. From June 1996 until November 1999, he worked for Equitable Resources, Inc. where he was a senior vice president of the parent company and also served as President and CEO of ERI Supply and Logistics where he directed oil and gas exploration, midstream operations, and wholesale marketing efforts. During his career, Mr. Bennett has served as President of Enron Gas Services, Chairman and CEO of Houston Pipeline Company, President and COO of Perry Gas Companies, Vice President of Parker Drilling Company, and Manager of Gas Activities for Conoco, Inc. Mr. Bennett is currently a Director of the Memorial Hermann Healthcare System Board, a Texas based not-for-profit healthcare system, and Chairman of the Memorial Hermann Hospital Board. Mr. Bennett is a graduate of Oklahoma

State University with a B.S and M.S in Industrial Engineering and Management, and a graduate of The Harvard Business School Program for Management Development.
     The vote of a plurality of the shares entitled to vote and represented at a meeting at which a quorum is present is required for the election of directors.
     The Board of Directors unanimously recommends that the stockholders vote “FOR” the election of the nominees.
Director Resignations
     Messrs. Stephen P. Harrington and Wesley A. Franklin each served on our Board of Directors during a portion of 2005. Mr. Harrington also served as our Chief Executive Officer, Treasurer and Secretary from March 15, 2004 until he resigned as an officer and director of the Company effective August 15, 2005. Mr. Franklin resigned from the Board effective November 15, 2005. Mr. Robert E. Irelan was appointed to our Board in November 2005 and has declined to stand for re-election.
Board Structure, Committee Composition and Meetings
     As of the date of this proxy statement, the size of the Board of Directors was fixed at three members. Our Board has a standing audit committee, compensation committee and nominating/corporate governance committee. The Board may also establish other committees from time to time as necessary to facilitate the management of the business and affairs of the Company and to comply with applicable corporate governance rules.
     Pursuant to Item 7 of Schedule 14A of the Securities Exchange Act of 1934, the board has adopted the definition of “independent director” as set forth in the American Stock Exchange, or AMEX, Company Guide. In applying this definition, the Board has determined that it is comprised of a majority of independent directors. The Board has determined that Messrs. R. Gerald Bennett and Robert E. Irelan qualify as “independent directors” pursuant to AMEX Company Guide Section 121, and that the members of the audit committee are also independent for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934 and Section 803 of the AMEX Company Guide. The Board’s determinations of director independence were made in accordance with the qualification standards for independent directors included in the Company’s Corporate Governance Guidelines which may be found on our website (www.touchstonetexas.com) under “Corporate Governance.” The Board based these determinations primarily on a review of the responses our directors provided to questions regarding employment and compensation history, affiliations and family and other relationships.
     Our Board of Directors did not meet, but took action by unanimous written consent seven times during 2005. Our directors will be expected to attend our future Annual Meetings.
     Pursuant to the Company’s Corporate Governance Guidelines, our non-management directors are required to meet in separate sessions without management on a regularly scheduled basis four times a year. Generally, these meetings will occur during recesses of regularly scheduled meetings of the Board throughout the year. In the event that the Chairman of the Board is not also a member of management, he will preside at such executive sessions. In the Chairman of the Board’s absence, such other non-management director designated in advance by the Chairman, or, if one is not designated, the non-management director elected by a majority of the non-management directors will preside over the executive session. In the event that the Chairman of the Board is also a member of management, the separate non-management sessions are presided over by a non-management director elected by a majority of the non-management directors. If the non-management directors includes directors who are not independent directors (as determined by our Board), the Chairman of the Board, if an independent director will preside over at least one separate session annually that will include only our independent directors. In the event that the Chairman of the Board is not an independent director or is unavailable to attend, the independent directors’ separate session will be presided over by an independent director elected by a majority of the independent directors.

Committees of the Board of Directors
     Audit Committee
     The Board of Directors has established an audit committee currently comprised of Messrs. Bennett and Irelan. The audit committee operates under a written charter adopted by the Board of Directors on February 9, 2006 and attached hereto as Appendix A. The Board has determined that each member of the audit committee is an independent director. The Board has also determined that each member of the audit committee satisfies the AMEX financial literacy requirements, although the Company is not subject to such requirements. The Board has also determined that Mr. Bennett qualifies as the “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934, based on his previous experiences in certain finance-related capacities, as described in his biographical information under “Director Nominees and Voting” above. The audit committee was formed on February 9, 2006 and, as such, did not meet or take any action by unanimous written consent during 2005.
     In addition to certain duties prescribed by applicable law, the committee is charged, under its written charter, to select and engage the independent public accountants to audit our annual financial statements. The audit committee also establishes the scope of, and oversees, the annual audit and approves any other services provided by public accounting firms. Furthermore, the audit committee provides assistance to the Board in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of our internal audit function and independent auditor, and oversees our system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established. In doing so, it is the responsibility of the committee to maintain free and open communication between the committee and our independent auditors, the internal auditing function and management of the company. See “Audit Committee Report” below for further information on the functions of the audit committee.
     Compensation Committee
     Our Board of Directors has established a compensation committee currently comprised of Messrs. Bennett and Irelan. The committee is charged, under its written charter, to periodically assess compensation of the Company’s executive officers, review and evaluate the performance of the Chief Executive Officer, and help determine the Chief Executive Officer’s compensation based on this evaluation, and to make recommendations to the Board with respect to non-CEO compensation, incentive-compensation plans and equity-based plans, and benefits and perquisites, including retirement and termination benefits.
     Our Board has determined that each member of the compensation committee is an independent director. The compensation committee was formed in February 2006 and, as such, did not meet or take any action by unanimous written consent during 2005.
     Nominating/Corporate Governance Committee
     Our Board of Directors has also established a nominating/corporate governance committee currently comprised of Messrs. Bennett and Irelan. The committee is charged, under its written charter, to develop, review and recommend to the Board a set of corporate governance principles for the Company, and identify, review and recommend to the Board possible candidates for Board membership.
     Our Board has determined that each member of the nominating/corporate governance committee is an independent director. The nominating/corporate governance committee was formed in February 2006 and, as such, did not meet or take any action by unanimous written consent during 2005.
     Availability of Certain Committee Charters and Other Information
     The charters for our audit, compensation and nominating/corporate governance committees, as well as our Corporate Governance Guidelines, Employee Code of Business Conduct and Ethics (which applies to all employees, including our Chief Executive Officer and certain Financial and Accounting

Officers), Board of Directors Code of Business Conduct and Ethics, can all be found, free of charge, on our website www.touchstonetexas.com under “Corporate Governance”. We intend to disclose any changes to or waivers from the Employee Code of Business Conduct and Ethics that would otherwise be required to be disclosed under Item 5.05 of Form 8-K on our website. We will also provide printed copies of these materials to any stockholder upon request to Touchstone Resources USA, Inc., Attn: Compliance Officer, 1600 Smith, Suite 5100, Houston, Texas 77002. The information on our website is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the Commission.
     We also make available on our website, free of charge, access to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports, as well as other documents that we file with or furnish to the Commission pursuant to Sections 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after such documents are filed with, or furnished to, the Commission.
Nomination Process
     It is our Board of Director’s responsibility to nominate members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of stockholders. The nominating/corporate governance committee assists the Board by identifying and reviewing potential candidates for Board membership consistent with criteria approved by the Board. The committee also annually recommends qualified candidates (which may include existing directors) for approval by the Board of a slate of nominees to be proposed for election to the Board at the annual meeting of the Company’s stockholders. In February 2006, the nominating/corporate governance committee met and deliberated on Class I director candidates, and recommended to the Board of Directors the reelection of the candidate nominated above.
     As provided in the Company’s Bylaws, the Board is authorized to nominate and elect a new director when a vacancy occurs between Annual Meetings of Stockholders. In the event of a vacancy on the Board between annual meetings of the Company’s stockholders, the Board may request that the nominating/corporate governance committee identify, review and recommend qualified candidates for Board membership for Board consideration to fill such vacancies, if the Board determines that such vacancies will be filled.
     When formulating its recommendations for potential Board nominees, the committee seeks and considers advice and recommendations from management, other members of the Board and may seek or consider advice and recommendations from consultants, outside counsel, accountants, or other advisors as it or the Board may deem appropriate.
Stockholder Nominations for Directors
     The nominating/corporate governance committee will consider candidates for director nominees that are recommended by stockholders of the Company in accordance with the procedures set forth in the Bylaws. Any such nominations should be submitted to the Board of Directors care of the Corporate Secretary, Touchstone Resources USA, Inc., 1600 Smith, Ste. 5100, Houston, Texas 77002 and accompany it with the following information:
•	appropriate biographical information, a statement as to the qualifications of the nominee and any other information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	the name(s) and address(es) of the stockholder(s) making the nomination and the number of shares of the Company’s common stock that are owned beneficially and of record by such stockholder(s).
The written recommendation should be submitted in the time frame described under the caption “Stockholder Proposals” above.

Stockholder Communications
     Stockholders wishing to communicate with our Board of Directors may call the Governance Hotline at (713) 784-1113 extension 28. Our audit committee monitors these calls. All calls are documented, and those reports that are deemed to be substantive will be passed to the Board. Stockholders calling the hotline should provide a sufficiently detailed description of the nature of the matter that the stockholder wishes to communicate with the Board, as well as a name, telephone number, email address, or other contact information so that the Company can either respond to the communication or obtain additional information about the matter.
Compensation of Directors
     On November 29, 2005, our Board of Directors adopted a board compensation policy. The policy provides for a payment to all non-employee directors consisting of options upon joining the Board, an annual stipend, and fees for attendance at Board and committee meetings. Upon appointment, non-employee directors will receive options to purchase 100,000 shares of common stock at an exercise price equal to the closing price of our common stock on the date of grant which will vest in full one year from the date of grant and have a term of ten years. The annual stipend for board service is $40,000, and $55,000 in the case of the chairman of the audit committee, together with options to purchase the amount of common stock equal to the member’s annual stipend issuable on the last trading day of each year at an exercise price equal to the closing price of our common stock on the date of grant. Such options will be vested in full upon issuance and have a term of ten years. The stipend and the options are applied pro-rata based upon the time of service provided by the board member for that year.
     In accordance with the forgoing policy, we issued options under the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan (the “Plan”) to purchase 100,000 shares of common stock to each of Robert E. Irelan and R. Gerald Bennett upon their appointment to the Board of Directors on November 29, 2005. The options have an exercise price of $0.83 per share, the last sales price of our common stock on the date of grant, vest one year from the date of grant, expire November 28, 2015, and are otherwise subject to the terms of the Plan.
Proposal No. 2 – Approval of 2005 Stock Incentive Plan
     We are asking shareholders to vote to adopt the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan (the “Plan”), which allows the Company to provide stock-based compensation to its executive officers, employees and directors. The Board approved the Plan, subject to shareholder approval, in September of 2005. The full text of the Plan is included as Appendix B to this Proxy Statement.
Plan Features
     Administration. The Plan is administered by our board of directors or the compensation committee of our board. The members of the compensation committee must be “non-employee directors” as defined in Rule 16b-3 under the Exchange Act and “outside directors” as required under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Our compensation committee currently consists of Messrs. R. Gerald Bennett and Robert E. Irelan.
     The board or the compensation committee has discretion in determining the terms, restrictions and conditions of each award granted under the Plan. The board or the compensation committee is permitted, in its discretion, to change and/or rescind the terms of any award granted under the Plan as long as such change or rescission does not adversely affect the rights of the award recipient as stated in the applicable award agreement. The board or the compensation committee has the authority to interpret the terms of the Plan and any award under the Plan, and the Plan provides that the interpretation of the board or the compensation committee on such matters is conclusive.
     Eligible Participants. In general, eligible participants under the Plan include employees, officers, consultants, non-employee directors and advisors of the Company or its subsidiaries. As of May 3, 2006, the Company had approximately 8 employees (4 of whom are executive officers) and 2 non-employee directors who were eligible to participate in the Plan. Grants of options under the Plan are at the sole discretion of the board or the compensation committee, taking into account the duties of the respective participants, their present and potential contributions to the success of the Company and such other factors as the board or the compensation committee deems relevant.
     Shares Available for Award. The aggregate number of shares of common stock which are available for awards under the Plan will not exceed ten million (10,000,000) shares. The aggregate number of shares of common stock that may be granted as awards to any participant in any calendar year may not exceed two and one-half million (2,500,000) shares.
     Common stock that is related to awards that (i) are forfeited, cancelled, terminated or expire prior to the issuance of the common stock, (ii) are paid in cash will again be available for future awards under the Plan. In addition, common stock that is tendered or withheld in order to satisfy payment of (i) the exercise price of an option, or (ii) the minimum withholding tax obligations of a participant, will be available for future awards under the Plan.
     The Plan provides for appropriate adjustments to the shares available under the Plan and the awards under the Plan in the event of a merger, consolidation, recapitalization, stock split, combination of shares, stock dividend or similar transaction involving the Company.
     Types of Awards. The Plan authorizes the issuance of options, stock appreciation rights (“SARs”), and stock awards. An option issued under the Plan may take the Form of an incentive stock option (“ISO”) which complies with the requirements of Section 422 of the Code or a nonqualified stock option (“NQSO”). Options and SARs may be granted to any individual eligible to participate in the Plan except that ISOs may only be granted to employees of the Company. SARs may be granted to participants alone or in tandem with concurrently or previously issued stock options. An SAR issued in tandem with an option will only be exercisable to the extent that the related option is exercisable and when a tandem SAR is exercised, the option to which it relates shall cease to be exercisable, to the extent of the number of shares with respect to which the tandem SAR is exercised. Similarly, when the option is exercised, the tandem SARs relating to the shares covered by such option exercise shall terminate. The payment of the appreciation associated with the exercise of an SAR may be made by the Company in shares of common stock of the Company, cash or a combination of both common stock and cash at the Company’s discretion.
     A stock award may be granted to any individual eligible to participate in the Plan. A stock award will entitle a recipient to acquire shares of common stock of the Company subject to such restrictions as the board or the compensation committee may determine at the time of grant. Such restrictions or conditions may be based on the continued employment or service of the award recipient and/or the achievement of pre-established performance goals and objectives. Such performance goals and objective may be based on earnings per share, share price, net income, cash flows, reserve additions or replacements, production volume, finding and operating costs, drilling results, acquisitions and divestitures, risk management activities, return on equity, and/or total or comparative shareholder return as determined by the board or compensation committee. The board or compensation committee has the discretion to grant a holder of a stock award the right to vote such shares and to receive dividends.
     Termination and Amendment. The Plan may be amended or terminated by the board at any time. However, an amendment that would impair the rights of a participant of any outstanding award will not be valid with respect to such award without the participant’s consent. In addition, our stockholders must approve any amendment to increase the number of authorized shares under the Plan, to change the individuals eligible to participate in the Plan, to extend the term of the Plan or to adopt any amendment which requires stockholder approval under NASD rules.
     Acceleration of Awards. The Committee has the discretion to accelerate the vesting of unvested awards in the case of termination of employment and to waive vesting conditions under certain circumstances.
     Transferability. Awards are generally not transferable except by will or by the laws of descent and distribution., however, options and SARs may be transferable pursuant to a valid order in connection with a divorce proceeding pursuant to which a court has determined that a spouse or former spouse of a participant has an interest in the participant’s options or SARs. If an ISO is transferred to a spouse or former spouse pursuant to such an order it will cease to be an ISO and will be treated for all purposes under the Plan as an NQSO.

Federal Income Tax Consequences
     Under current federal tax law, the following are the United States federal income tax consequences generally arising with respect to stock awards, options and SARs granted under the Plan. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend on various factors and the participant’s particular circumstances. This summary is based on present laws, regulations and interpretations and is not a complete description of federal tax consequences. This summary of federal tax consequences may change in the event of a change in the Code or regulations thereunder or interpretations thereof. We urge participants in the Plan to consult their tax advisors with respect to any state, local and foreign tax considerations or particular federal tax implications of awards made under the Plan prior to taking action with respect to an award. The Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.
     Stock Awards. Absent the filing of an election under Section 83(b) of the Code with the Internal Revenue Service, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a stock award. Upon the vesting of a stock award or the lapsing of any forfeiture restrictions, which may include the satisfaction of pre-established performance goals, the participant will recognize ordinary income in an amount equal to the difference between the amount, if any, paid for the stock award and the fair market value of the common stock on the vesting date. Income recognized upon the vesting of a stock award, by a participant who is an employee, will be considered compensation subject to withholding at the time such ordinary income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. Stock awards provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The participant’s adjusted basis in the common stock is equal to any income recognized by the participant. If a participant thereafter sells the common stock, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes. If a participant forfeits an award prior to its vesting, the participant will not recognize gain or loss as a result of such forfeiture.
     Upon the grant of a stock award, the participant may file an election under Section 83(b) of the Code to accelerate the recognition of ordinary income to the grant date of the award. Such ordinary income recognized is equal to the difference between the amount, if any, paid for the stock award and the fair market value of the common stock on the grant date and is considered compensation subject to withholding for employees. If a participant subsequently forfeits the stock or the stock depreciates in value after a Section 83(b) election is filed, the participant will not be eligible for capital loss treatment with respect to the stock. The Company is entitled to a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The filing of an election under Section 83(b) of the Code will begin the participant’s capital gains holding period and the participant’s adjusted basis in the common stock is equal to any income recognized by the participant.
Stock Options
     Nonqualified Stock Options. A participant will not be taxed when an NQSO is granted to the participant. When the participant exercises an NQSO, the participant will generally recognize ordinary income and owe taxes on the “spread,” or difference between the fair market value of the stock on the date the NQSO is exercised and the exercise price of the NQSO. If the participant is an employee, this “spread” is treated like additional salary and is subject to withholding at the time the ordinary income is recognized. If the participant subsequently sells the stock, the participant may also owe taxes on the difference between the price the participant received on the sale of the shares and his “basis,” which is the sum of the price he originally paid plus the “spread.” When the participant sells the stock, the amount realized on the sale that exceeds (or is less than) the participant’s basis will be a long-term or a short-term capital gain (or loss), depending on the participant’s applicable capital gains holding period. If the Company complies with applicable income reporting requirements, it will be entitled to a federal income tax deduction in the same amount and at the same time as the participant recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Code.
     Incentive Stock Options. A participant will not be taxed when an ISO is granted and will generally not be taxed when the ISO is exercised, unless the participant is subject to the alternative minimum tax (“AMT”). If the participant holds the shares purchased upon exercise of the ISO (“ISO Shares”) for more than one year after the date the participant exercised the option and for more than two years after the date the option is granted, the participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) when the participant sells or otherwise disposes of the ISO Shares. This gain or loss will equal the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.
     If the participant sells the ISO Shares in a “disqualifying disposition” (that is, within one year from the date he exercises the ISO or within two years from the date of the ISO grant), the participant generally will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of the exercise of the ISO and the exercise price under the ISO (i.e., the spread), or (ii) the amount the participant realized on the sale. For a gift or a disqualifying disposition where a loss, if sustained, would not usually be recognized, the participant will recognize ordinary income equal to the spread. Any amount realized on a disqualifying disposition that exceeds the amount treated as ordinary compensation income (or any loss realized) will be a long-term or a short-term capital gain (or loss), depending on the participant’s applicable capital gains holding period. The Company can generally take a tax deduction on a disqualifying disposition corresponding to the ordinary income the participant recognizes.
     Alternative Minimum Tax. The difference between the exercise price of an ISO and the fair market value of the ISO Shares on the date of exercise is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer’s regular tax) is a certain percentage of an individual taxpayer’s alternative minimum taxable income. The AMT lower than regular tax rates but covers more income. Taxpayers determine their alternative minimum taxable income by adjusting regular taxable income for certain items, increasing that income by certain tax preference items, and reducing this amount by the applicable exemption amount. If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced when the participant sells the ISO Shares by the excess of the fair market value of the ISO Shares as of the date of exercise over the amount paid for the ISO Shares.
Payment of the Exercise Price With Stock
     If a participant surrenders common stock which the participant already owns as payment for the exercise price of a stock option, the participant will not recognize gain or loss as a result of such surrender. The number of shares received upon exercise of the option equal to the number of shares surrendered will have a tax basis equal to the tax basis of the surrendered shares. The holding period for such shares will include the holding period for the shares surrendered. The remaining shares received will have a basis equal to the amount of income the participant recognizes upon receipt of such shares. The participant’s holding period for such shares will commence on the day after such exercise.
     Stock Appreciation Rights. Generally, no income will be recognized by a participant for U.S. federal income tax purposes upon the grant of a stand-alone or tandem SAR. Upon exercise of an SAR, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the price from which stock appreciation is measured. Income recognized, by a participant who is an employee, upon the exercise of an SAR will be considered compensation subject to withholding at the time the income is recognized and, therefore, the Company must make the necessary arrangements with the participant to ensure that the amount of tax required to be withheld is available for payment. SARs provide the Company with a deduction equal to the amount of income recognized by the participant, subject to certain deduction limitations. The adjusted basis of common stock transferred to a participant pursuant to the exercise of an SAR is the price paid for the common stock plus an amount equal to any income recognized by the participant as a result of the exercise of the SAR. If a participant thereafter sells common stock acquired upon exercise of an SAR, any amount realized over(under) the adjusted basis of the common stock will constitute capital gain(loss) to the participant for U.S. federal income tax purposes.
Section 162(m)
     Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid to its chief executive officer, or the individual acting in that capacity, and the four most highly compensated executives to the extent such compensation exceeds $1 million in any tax year.

However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that options granted (i) with an exercise price at least equal to 100% of the fair market value of the underlying shares of common stock of the Company at the date of grant, (ii) to employees the compensation committee expects to be named executive officers at the time a deduction arises in connection with these options, qualify as “performance-based compensation” so these options will not be subject to the Section 162(m) deduction limitations. In addition, stock awards to such individuals will be made pursuant to satisfaction of pre-established objective performance goals determined by the compensation committee in accordance with Section 162(m) of the Code.
     The affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or by proxy, will be required for adoption of the Plan.
     The Board of Directors unanimously recommends that the stockholders vote “FOR” approval of the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan.
Proposal No. 3 – Approval and Ratification of Certain Option Grants
     In connection with their initial employment with the Company, we issued to Roger L. Abel options to purchase 4,867,540 shares of the common stock of the Company at an exercise price of $0.86 and to Jerry W. Walrath options to purchase 100,000 shares of the common stock of the Company at an exercise price of $ $0.93. These options were executed outside of our Incentive Compensation Plan.
     The affirmative vote of the holders of a majority of the shares of common stock present at the meeting, in person or by proxy, will be required for approval and ratification of the issuance of the options.
     The Board of Directors unanimously recommends that the stockholders vote “FOR” approval and ratification of the issuance of the options.

Proposal No. 4 – Proposal to Amend the Company’s Certificate of Incorporation
     The board of directors recommends that the stockholders approve and adopt the proposed amendment (“Amendment”) to the Certificate of Incorporation that is described in more detail below and attached to this Proxy Statement as Appendix C. You should read Appendix C in its entirety. The Amendment was approved unanimously by the Board of Directors at meetings held on February 9, 2006 and March 28, 2006 and reflects changes intended to (a) simplify the procedure for fixing of the number of directors on our board of directors; (b) provide for indemnification of directors to the full extent permitted by law; (c) protect stockholders from certain types of takeover practices by changing certain default provisions that would otherwise apply under the Delaware General Corporate Law (“DGCL”) relating to stockholder consents (d) to increase the number of authorized shares of the company’s common stock and (e) to change the Company’s name to “Cygnus Oil and Gas Corporation.” The proposed amendments are as follows:
Board Composition
     Article Eighth of our Certificate of Incorporation provides that the number of directors constituting the entire Board of Directors of the Company shall be not less than one nor more than five as fixed from time to time by the vote of a majority of the entire Board of Directors of the Company. Section 2.2 of our Bylaws, in turn, provides that, subject to the rights of holders of any series of our preferred stock to elect directors, the number of directors of the Company shall be not less than one nor more than five as established by the board. In order to harmonize our charter documents and prevent any potential conflict on this matter, the amendment to the Certificate of Incorporation would change this provision to provide that the number of directors constituting the Board of Directors shall be fixed from time to time as provided in the Bylaws or amendments thereto.
Indemnification of Directors
     The Board of Directors is also proposing to add a Article Tenth to the Certificate of Incorporation to provide that the Company will indemnify its officers and directors to the full extent permitted by law. The Board of Directors believes that in order for the Company to be able to attract and retain skilled directors, it must be able to provide them with terms of board service comparable to those the director would have if he or she were serving another company. Since the proposed provision has become standard among Delaware public companies, the Board believes that it should be adopted by the Company in order to assist it in attracting and retaining qualified directors.
Action by Written Consent
     Under Delaware law, unless otherwise provided in a company’s certificate of incorporation, the stockholders of a Delaware corporation may take any action required or permitted to be taken at any meeting of the stockholders without a meeting, without prior notice and without a vote, if written consents to the action are signed by shareholders having at least the minimum number of votes that would be required to approve the action at a meeting of all stockholders and delivered to the corporation. Although the Company may have certain defenses against such an action, this provision would theoretically make it possible for a stockholder group to accumulate a sufficient number of shares to take action, such as to amend the Company’s Certificate of Incorporation, without any prior notice to the Company or its other stockholders.
     If approved, the Amendment would eliminate this ability of stockholders to act by written consent. Article Tenth of the Certificate of Incorporation would provide that stockholder action could be taken only at an annual or special meeting of stockholders and not by written consent in lieu of a meeting. This Amendment will give all stockholders the opportunity to participate in determining any proposed action and will prevent the holders of a majority of the voting stock from using the written consent procedure to take stockholder action without affording all stockholders an opportunity to participate. Prohibiting voting by written consent may inhibit a change in control of Touchstone. We believe, however, that the amendment will protect the interests of Touchstone and its stockholders in the event of a sudden takeover attempt by requiring a hostile party, which otherwise could use consent procedures to obtain stockholder approvals for rapid changes, to deal fairly with stockholders and to give the board a better opportunity to analyze prospective business combinations and tender offers, evaluate alternatives and make careful recommendations to stockholders.
Increase Authorized Shares
     Under our Certificate of Incorporation as currently in effect, there are 150,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized for issuance. As of April 19, 2006, 79,655,757 shares of common stock were issued and outstanding and 710,063 shares of Series A convertible preferred stock were issued and outstanding. We have reserved for issuance under the 2005 Stock Incentive Plan under “Proposal No. 2” above, a total of 10,000,000 shares of common stock.
     On April 4, 2006, we closed a private placement pursuant to which we sold $22 million in aggregate principal amount of Senior Convertible Notes, which are convertible into 20,754,717 shares of our common stock, and related Series A warrants to purchase 12,971,700 shares of our common stock and Series B warrants to purchase 8,301,888 shares of our common stock. The Series B warrants are exercisable only if the Company conducts a mandatory conversion of the notes. As a result of this transaction, we reserved 33,726,417 shares of our common stock for the conversion of the Senior Convertible Notes and the exercise of the Series A warrants. Accordingly, we have approximately 2,819,780 authorized shares of common stock that are currently unissued and unreserved.
     Pursuant to the agreements related to the private placement described above, we are required to seek approval of an increase in our authorized shares of common stock. If our stockholders approve the increase, we will be required to reserve an additional 20,910,380 shares of common stock for the conversion of the Senior Convertible Notes and the exercise of all of the warrants, which amount, when combined with the 33,726,417 shares currently reserved pursuant to the private placement described above, reflects 130% of the total amount of shares of common stock initially issuable upon the conversion of the Senior Convertible Notes and exercise of all of the warrants.
     If our stockholders fail to approve the increase, we are required pursuant to the terms of the private placement to continue to use our commercially reasonable best efforts to seek stockholder approval of the increase in our authorized shares of common stock at each of our subsequent regularly scheduled stockholder meetings until approval is obtained. For as long as we are unable to obtain stockholder approval, we will be considered to have an “Equity Conditions Failure” under the Senior Convertible Notes which will prevent us from paying required installments under the Senior Convertible Notes through the issuance of common stock and will require us to pay these installments in cash.
     On March 22, 2006, our Board of Directors approved an amendment to our Certificate of Incorporation to, among other things, increase the shares of common stock that are authorized for issuance by 150,000,000 shares, bringing the total number of common shares authorized for issuance to 300,000,000. The directors also directed that the amendment be submitted for approval by our stockholders as required by Delaware corporations law. No change will be made to the number of shares of preferred stock that are authorized for issuance.
     In addition to the requirements of the recently completed private placement described above, the purpose of the proposed increase in the number of authorized shares of common stock is to make additional shares available for issuance by the Company to provide:
•	sufficient shares for additional equity funding required for 2006 and future exploration and development programs;

•	shares issuable in connection with potential acquisition or other business opportunities;

•	shares required for the 2005 Stock Incentive Plan; and

•	and for other general corporate purposes as the Board of Directors deems appropriate or necessary.
     Even though we recently completed the $22 million private placement, we anticipate that we will have to obtain additional financing in order to fund our ongoing business and operations and meet our working capital needs. We currently anticipate that we will seek to raise additional capital through the sale of additional shares of common stock or securities convertible into common stock. Unless our Certificate of Incorporation is amended to increase the number of shares of common stock we are authorized to sell, we may not have sufficient authorized shares of common stock available for this purpose. Furthermore, additional authorized shares may be needed in the future in connection with possible acquisitions of other companies, businesses or assets, or in connection with establishing strategic partnerships or other business relationships, or for other corporate purposes.
     If the increase in our authorized shares of common stock is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval before issuing any authorized shares of common stock, except as may be required by applicable law. Holders of our common stock as such have no statutory preemptive or subscription rights with respect to future issuances of common stock.
     The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to receive ratably any such dividends as are declared from time to time by the Board of Directors out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding. There are no redemption or sinking fund provisions applicable to our common stock.
     The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders.
     Any subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company. Any issuance of additional shares of common stock also could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.
Change of Company Name
     The Board of Directors of the Company has unanimously approved a proposed amendment to the Company’s Certificate of Incorporation which, if adopted, will change the name of the Company from “Touchstone Resources USA, Inc.” to “Cygnus Oil and Gas Corporation.” Company management and our Board believe that the corporate name change will enable the Company to compete more effectively in the markets it serves by distancing the company and reducing confusion between it and certain other unrelated similarly named entities in markets in which the Company currently does business. The new name would also clarify and be indicative of the change in management and direction of the company. Stockholders will not be required to surrender or exchange any stock certificates currently held by them.
     The affirmative vote of the holders of a majority of the outstanding shares is required to approve the amendment to the Certificate of Incorporation.
     The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposed amendments to the Company’s Certificate of Incorporation.

EXECUTIVE OFFICERS
     The names, ages as of May 3, 2006, position and other information concerning our executive officers are set forth below.

Name	Age	Position
Roger L. Abel	62	Chief Executive Officer and President

Stephen C. Haynes	49	Chief Financial Officer and Treasurer

Patrick R. Oenbring	54	Chief Operating Officer

Jerry W. Walrath	39	Vice President, Land and Business Development and Secretary
     Roger L. Abel has served as our Chief Executive Officer and President and as the Chairman of the Board since he joined us in August 2005. Until February 2006, he also served as our Corporate Secretary. Please refer to “Director Nominees and Voting” above for additional information with respect to Mr. Abel’s background and experience.
     Stephen C. Haynes began serving as our Chief Financial officer and Treasurer effective in February 2006. Mr. Haynes has over 20 years of experience in the petroleum and related industries. Since May, 2005, Mr. Haynes has served as the Controller of Carrizo Oil & Gas, Inc., a Houston, Texas based oil and gas exploration and development company whose shares are publicly traded. As Controller, Mr. Haynes was primarily responsible for developing and managing financial controls and reporting. In January 2001, Mr. Haynes founded Stephen C. Haynes, CPA where he provided financial consulting services to the oil and gas exploration, power generation and pipeline companies from January 2001 until May 2005. Before that, he worked for British Gas for eleven years holding a series of increasingly responsible positions culminating in his appointment as Vice President - Finance of Atlantic LNG, a joint venture of British Gas and several industry partners in Trinidad and Tobago. Mr. Haynes earned a Bachelor of Business Administration in accounting from Sam Houston State University and a Master of Business Administration with a concentration in finance from the University of Houston. Mr. Haynes is a certified public accountant and has attended the Executive Development Program at Harvard University.
     Patrick R. Oenbring has served as our Chief Operating Officer since March 1, 2006. Mr. Oenbring has over 30 years of experience in the oil and gas industry having held several senior executive management positions at Conoco, Inc. and Occidental Petroleum. Mr. Oenbring began his career in 1974 with Conoco as a process engineer. During his 23 year career with Conoco, Mr. Oenbring held a number of increasingly responsible management positions. These included managing projects in Alaska, the Gulf of Mexico, the North Sea, the Middle East, and the Far East, serving as Vice President, Business Development and Production, of Conoco Canada Ltd. where he was responsible for all production operations, business development activities, property acquisitions and divestitures, serving as Manager of Infrastructure Technology for Conoco’s central engineering and construction organization, and Manager of Conoco Energy Nigeria. In 1997, Mr. Oenbring joined Occidental Petroleum as President and General Manager, Occidental Petroleum of Qatar where he had complete operational and P&L responsibility as well as overall management responsibility for Occidental’s non-operated interests in Yemen and Pakistan. Following Occidental’s acquisition of Altura Energy Ltd. in 2000, Mr. Oenbring served as President and General Manager of Occidental Permian, where he managed the due diligence preparation, transition and integration of all personnel and properties of Altura Energy Ltd. into Occidental and managed a three fold increase in drilling activity. During his tenure, Occidental Permian was the largest oil and gas producer in Texas with annual revenues of approximately $1.4 billion.
     After retiring from Occidental in June 2003, Mr. Oenbring was self employed as an independent consultant to the oil and gas industry until May 2005. During this time, he provided executive management and technical consulting services to various independent oil and gas exploration companies regarding production operations, optimization, project management and producing property acquisitions. Since May, 2005, Mr. Oenbring has served as Senior Project Manager for Technip Offshore, Inc., a Houston, Texas based petroleum and engineering and construction firm, where he has managed a larger engineering project offshore Nigeria. Mr. Oenbring earned a Bachelor of Science in Chemical

Engineering from the University of Kansas, is a graduate of the University of Pittsburgh executive development program, and is a registered Professional Engineer in the State of Texas.
     Jerry Walrath has served as our Vice President-Land and Business Development since September 1, 2005. From 1997 until joining the Company, Mr. Walrath was a solo legal practitioner in Houston, Texas. During that time, he served as counsel to a number of small oil and gas operators, providing land and legal advice concerning transactional and operational issues, providing litigation and litigation management services, and examining title for acquisitions, drilling and development. Between 1991 and 1997, Mr. Walrath provided mental health administration and services as an Associate Clinical Psychologist. Mr. Walrath earned a Bachelor of Sciences in Psychology from the University of Houston, a Master of Arts in Clinical Psychology from Sam Houston State University, and a Juris Doctorate from the University of Houston Law Center. He is licensed to practice law in Texas.
Executive Compensation
     The following table sets forth compensation information for the chief executive officer and our other executive officers whose total annual salary and bonus exceeded $100,000 for the years ended December 31, 2005, 2004, and 2003.
Summary Compensation Table

	Fiscal				All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)	Compensation ($)
Roger L. Abel (1)	2005	217,500		—	—
Chief Executive Officer

Stephen P. Harrington (2)	2005	75,000		—
Chief Executive Officer, Treasurer and Secretary	2004	90,000		—	—

Wesley A. Franklin (3)	2005				240,252	(4)
Executive Vice President	2004	87,000	(5)	—	73,627	(4)

(1)	Mr. Abel has served as our chief executive officer since August 15, 2005.

(2)	Mr. Harrington served as our chief executive officer, treasurer and secretary from March 15, 2004 until August 15, 2005. Prior to that, George Sines served as our president and treasurer. Mr. Sines was not paid any compensation for such services.

(3)	Mr. Franklin served as our executive vice president from July 7, 2004 until November 15, 2005.

(4)	Represents fees paid to Mr. Franklin by us, our wholly-owned subsidiary, Touchstone Resources USA, Inc., a Texas corporation, and CE Operating LLC, our wholly-owned subsidiary, for consulting and technical services rendered and other payments made on his behalf.

(5)	Includes $72,000 which was settled by issuance of 300,000 shares of common stock of the Company to Mr. Franklin.
     The policies and practices of the Company pursuant to which the compensation set forth in the Summary Compensation Table above was paid or awarded are described under “Compensation Committee Report on Executive Compensation” below.
Option Grants
     During the year ended December 31, 2005, other than as described below, we did not grant any options to acquire shares of our common stock to the executive officers named in the Summary Compensation Table above.

	Number of	% of
	Securities	Total Options
	Underlying	Granted to	Exercise or
	Options	Employees	Base Price	Expiration
Name	Granted (#)	in Fiscal Year	($/Sh)	Date
Roger L. Abel	4,876,540	98%	0.86	08/14/2012
Option Values
     The following tables show information with respect to the exercise of options to purchase our common stock and all unexercised options held by the executive officers named in the Summary Compensation Table as of December 31, 2005. None of the executive officers named in the Summary Compensation Table exercised any options to purchase our common stock during 2005.

Number of
	Unexercised Options	Value of Unexercised
	at Fiscal Year End	In-The-Money Options
	Exercisable/	at Fiscal Year End
Name	Unexercisable (#)	Exercisable/Unexercisable ($)(1)

Roger L. Abel	4,876,540/0

Wesley A. Franklin	0/0

*	Not applicable.

(1)	Based on $0.78, the last sales price of the Company’s Common Stock as reported on the OTC Bulletin Board on December 30, 2005.
Compensation Committee Report on Executive Compensation
     The compensation committee is composed solely of independent directors. See “Committees of the Board of Directors – Compensation Committee.” The Board designates the members and the chairman of the committee. The compensation committee is responsible for establishing and administering the Company’s plan and policies governing annual cash compensation and incentive awards.
     Executive Compensation Philosophy
     In determining executive compensation, the compensation committee employs compensation policies designed to align compensation with the Company’s overall business strategies and objectives. The plan and policies are intended to:
•	attract and retain top-notch executives whose abilities are considered essential to the long-term success and competitiveness of the Company;

•	create a performance-oriented environment that rewards achievement of Company goals;

•	reward executives for long-term strategic management and enhancement of stockholder value;

•	provide variable compensation opportunities that are directly linked to the performance of the Company and that tie executive rewards to stockholder return;

•	direct executives to manage from the perspective of owners of the Company; and

•	drive executives to manage the business affairs of the Company in compliance with applicable rules and regulations.
     As part of the implementation of its compensation plan, the Company has entered into an employment contract with our Chief Executive Officer. See “Employment Agreements” below. From time to time, the committee may seek the advice of outside consultants in evaluating Company compensation as compared to peers within the same industry or of similar size or stage of development.
     Base Salary. Salary ranges and individual salaries for executive officers are reviewed annually. In determining individual salaries, the committee considers the scope of the executive’s job responsibilities, individual contributions, market conditions, the Company’s then current budget and current compensation as compared to peer companies.

     Mr. Compensation of Chief Executive Officer
     Mr. Abel joined us in August 2005 under an employment agreement that has a term of two years. The employment agreement provides for an annual base salary of $580,000. In connection with his employment with the Company, the Company issued an option to Mr. Abel to purchase 4,876,540 shares of common stock at an exercise price of $.86 per share, the last sales price of the Company’s common stock as reported on the OTC Bulletin Board on the date of grant. This level of stock options was set to closely align Mr. Abel’s compensation package to that of the stockholders and reward for growth in the value of the Company.

COMPENSATION COMMITTEE OF THE BOARD OF
DIRECTORS

Robert E. Irelan (Chairman)
R. Gerald Bennett
April 15, 2006
PERFORMANCE GRAPH
Compensation Committee Interlocks and Insider Participation
     None of our executive officers, employees or former executive officers serve on the compensation committee. None of our executive officers serves as a member of a compensation committee or Board of Directors of any other entity, which has an executive officer serving as a member of our Board of Directors.
Employment Agreements
     Mr. Abel began serving as the Chief Executive Officer and President of the Company commencing August 15, 2005 under an employment agreement with the Company. The agreement has a term of two years, provides for an annual base salary of $580,000, and contains standard and customary non-solicitation, non-competition, work made for hire, and non-confidentiality provisions. In the event that Mr. Abel is terminated without cause, he will be entitled to receive severance payment equal to one years base salary, if such termination occurs prior to August 15, 2006, and 6 months base salary if such termination occurs prior to August 15, 2007.
     In connection with his employment, the Company issued an option to Mr. Abel to purchase 4,876,540 shares of common stock at an exercise price of $.86 per share, the last sales price of the Company’s common stock as reported on the OTC Bulletin Board on the date of grant. The option has a term of 7 years and vests in two equal installments on August 15, 2006 and 2007 provided that Mr. Abel remains continuously employed by the Company through the applicable vesting date or is receiving severance payment from the Company in accordance with his employment agreement. In the event that Mr. Abel is terminated for a cause during this period, this option will no longer continue to vest and Mr. Abel will forfeit the right to vest in any of the shares issuable upon exercise of the option. Unless Mr. Abel is terminated for a cause, once vested, the option can be exercised at any time before its expiration.
     The option contains a change in control provision that is triggered in the event that the Company is acquired by merger, share exchange or otherwise, sells all or substantially all of its assets, or all of the stock of the Company is acquired by a third party (each, a Fundamental Transaction). In the event of a Fundamental Transaction, the Company may terminate the option unless provision is made in connection with such Fundamental Transaction for the option to be assumed or for the issuance of a substitute option. In the event the Company decides to terminate the option, it shall either: (i) pay an amount to Mr. Abel equal to the excess of the per share purchase price in such transaction over the exercise price of the option multiplied by the total number of shares issuable upon exercise of the option; or (ii) provide for the option to vest in full and permit Mr. Abel to exercise the option for a period of at least 30 days prior to the date of such termination.

Incentive Compensation Plan Information
     Our Board of Directors adopted a Stock Incentive Plant to strengthen our Company by providing an incentive to our employees, officers, consultants, non-employee directors and advisors to devote their abilities and energies to our success. The Plan provides for the granting or awarding of incentive and nonqualified stock options, stock appreciation rights and certain other equity incentives. All outstanding awards relate to our common stock. Subject to the approval of our stockholders, we have reserved 10 million shares of our common stock for issuance pursuant to awards made under the Plan, of which                                          shares were available for future grants as of April 15, 2006.
     The following table summarizes information as of December 31, 2005 about our Plan.

Number of Securities
Remaining Available for
Future Issuance Under
	Number of Securities to	Weighted Average	Equity Compensation
	be Issued Upon Exercise	Exercise Price of	Plans (Excluding
	of Outstanding Options,	Outstanding Options,	Securities Reflected
Plan Category	Warrants and Rights	Warrants and Rights	in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—

Equity compensation plans not approved by security holders	—	—	—

Total	—	—	—

     The Plan is administered by the compensation committee. Subject to the express provisions of the plan and directions from the Board, the committee is authorized, among other things:
•	to select the persons to whom stock, options and other awards will be granted;

•	to determine the type, size and terms and conditions of stock options and other awards;

•	to establish the terms for treatment of stock options and other awards upon a termination of employment; and

•	to delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan related to non-executive employee compensation pursuant to conditions or limitations as the compensation committee may establish, subject to certain limitations.
     Under the Plan, awards other than stock options and stock appreciation rights given to any of our executive officers whose compensation must be disclosed in our annual securities filings and who is subject to the limitations imposed by Section 162(m) of the tax code must be based on the attainment of certain performance goals established by the Board of Directors or the compensation committee. The performance measures are limited to economic value-added parameters such as earnings per share, return on assets, return on equity, return on capital, net profits after taxes, net profits before taxes, operating profits, stock price and sales or expenses. Additionally, the performance goals must include formulas for calculating the amount of compensation payable if the goals are met; and both the goals and the formulas must be sufficiently objective so that a third party with knowledge of the relevant performance results could assess that the goals were met and calculate the amount to be paid.

PRINCIPAL STOCKHOLDERS
     The following table sets forth certain information regarding the beneficial ownership of our voting securities as of April 15, 2006:
•	each person who is known to us to be the beneficial owner of more than 5% of our voting securities;

•	each of our directors; and

•	each of our executive officers and all of our executive officers and directors as a group.
     Unless otherwise indicated, each person named below has an address in care of our principal executive offices and has sole power to vote and dispose of the shares of voting securities beneficially owned by them, subject to community property laws where applicable.

	Amount and
	Nature of
	Beneficial		Percentage
Name and Address of Beneficial Owner	Ownership		of Class

Roger L. Abel	416,667	(1)	*

R. Gerald Bennett	420,000	(2)	*

Robert E. Irelan	50,000	(3)	*

Patrick R. Oenbring	0	(4)	*

Jerry Walrath	100,000	(3)	*

Stephen C. Haynes	100,000	(5)	*

All officers and directors as a group (6) persons	1,086,667	(6)	1.4%

AltaFin BV Pareraweg 45 P.O. Box 4914 Curaco, Netherlands Antilles	6,001,558	(7)	7.3%

Stephen P. Harrington 111 Presidential Boulevard, Suite 158A Bala Cynwyd, PA 19004	8,375,000		10.5%

Millennium Global High Yield Fund Limited 64 St. James’s Street London SW1A 1NF United Kingdom	7,804,463	(8)	9.5%

Michael Marcus 1600 Rockcliff Road Austin, TX 78746	7,667,521	(9)	9.4%

*	Less than one percent (1%).

(1)	Includes 138,889 shares issuable upon exercise of warrants. Does not include 4,876,540 shares issuable upon exercise of options which are subject to vesting.

(2)	Includes 140,000 shares issuable upon exercise of warrants. Does not include 100,000 shares issuable upon exercise of options which are subject to vesting.

(3)	Does not include 100,000 shares issuable upon exercise of options which are subject to vesting.

(4)	Does not include 150,000 shares issuable upon exercise of options which are subject to vesting.

(5)	Consists of shares issuable upon exercise of options.

(6)	Includes 378,889 shares issuable upon exercise of options and warrants.

(7)	Includes 2,000,000 shares issuable upon exercise of warrants.

(8)	Includes 2,600,000 shares issuable upon exercise of warrants.

(9)	Includes 1,729,542 shares issuable upon exercise of warrants.
Certain Relationships and Related Transactions
     The following is a discussion of transactions between our Company and its executive officers, directors and stockholders owning more than 5% of our common stock. We believe that the terms of each of these transactions were at least as favorable as could have been obtained in similar transactions with unaffiliated third parties.
     On November 29, 2005, the Company entered into a securities purchase agreement with The Abel Family Trust (the “Trust”) pursuant to which we issued 138,889 units to the Trust for a purchase price of $250,000. Roger Abel, our Chairman and Chief Executive Officer, serves as the trustee and is a beneficiary of the Trust. The securities were issued in a private offering on the same terms and conditions as all other participants in the offering.
     Each unit consisted of two shares of our common stock and one common stock purchase warrant. The purchase price per unit was $1.80. Each warrant is immediately exercisable into one share of common stock at an exercise price of $1.50 per share for a term of three years. The exercise price of the warrants will be adjusted for stock splits, combinations, recapitalization and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), all holders of the warrants shall be given at least fifteen days notice of such transaction and shall be permitted to exercise the warrants during such fifteen-day period. Upon expiration of such fifteen-day period, the warrants shall terminate. We have agreed to use our best efforts to prepare and file with the Securities and Exchange Commission within 60 days after the termination of the offering a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), permitting the public resale of the shares of common stock and shares of common stock issuable upon exercise of the warrants issued in the offering. We have agreed to pay certain penalties to the purchasers of the units if the registration statement is not filed within 60 days after the termination of the offering or if the registration statement is not declared effective within 150 days after the termination of the offering.
     On January 20, 2006, the Company entered into a securities purchase agreement with G & S Bennett Ltd. (“GS”) pursuant to which we issued 140,000 units to GS for a purchase price of $252,000. R. Gerald Bennett, a member of our Board of Directors, is a principal equity owner and managing partner of GS. The securities were issued in a private offering under the same agreement and on the same terms and conditions as all other participants in the offering.
Compliance with Section 16(a) of the Securities Exchange Act
     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE. Officers, directors and greater than 10% stockholders are also required by Commission regulations to furnish us with copies of all Section 16(a) forms they file.
     Based on a review of the Forms 3 and 4 filed during the 2005 fiscal year and written certifications provided to the Company, the Company believes that all of these reporting persons timely complied with their filing requirements, except that Jerry Walrath inadvertently failed to timely file a Form 3 and Form 4 upon his being appointed to serve as an executive officer of the Company and receiving options in connection therewith.
Audit Committee Report
     In accordance with its written charter adopted by the Board of Directors, the audit committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Management is responsible for the Company’s financial statements, and the independent auditors are responsible for the examination of those statements.
     In keeping with its responsibilities, the audit committee has met and held discussions with management, the independent auditors and the separate accounting consultants engaged to ascertain compliance with Section 404 of the Sarbanes-Oxley Act and to perform the internal audit function. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent auditors, both with and without management present. In addition, the audit committee has discussed with the Company’s independent auditors all communications required by generally accepted auditing standards, including those required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The audit committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors all relationships between the auditors and the Company that may bear on the auditor’s independence and any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence. The audit committee also discussed with management, the independent consultant and professionals performing the internal audit function and the independent auditors the quality and adequacy of the Company’s internal controls. The audit committee reviewed with the independent auditor its audit plans, audit scope and identification of audit risks and reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2005, with management and the independent auditors.
     Based on the audit committee’s discussions with management and the independent auditors, and the audit committee’s review of the audited financial statements, representations of management and the report of the independent auditors, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

R. Gerald Bennett (Chair)
Robert E. Irelan
April 15, 2006
Other Matters
     Neither we nor any of the persons named as proxies knows of matters other than those described above to be voted on at the 2006 Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the direction of the Board of Directors.
     Our 2005 Annual Report to Stockholders accompanies this proxy statement, but is not to be deemed a part of the proxy soliciting material.
     Stockholders may obtain a copy of the Company’s Annual Report on Form 10-K most recently filed with the Commission without charge by writing to the Corporate Secretary of the Company at Touchstone Resources USA, Inc., 1600 Smith, Ste. 5100, Houston, Texas 77002. The Company’s Annual Report on Form 10-K and other filings with the Commission may also be accessed on the Company’s website at www.touchstonetexas.com.

By order of the Board of Directors,

Jerry W. Walrath
Secretary

APPENDIX A
TOUCHSTONE RESOURCES USA, INC.
AUDIT COMMITTEE CHARTER
Effective February 9, 2006
I.	COMPOSITION
     There shall be a committee of the Board of Directors (the “Board”) of Touchstone Resources USA, Inc. (the “Company”) to be known as the Audit Committee (the “Committee”), which shall be comprised solely of directors of the Company appointed by the Board at the annual meeting of the Board held in conjunction with the annual meeting of stockholders or at any other meeting of the Board. The Committee’s chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.
     If any Committee member ceases to meet the requirements discussed herein, such member shall be suspended from the Committee during such period as such member fails to meet such requirements and the acts of such member during such period of suspension shall be of no effect. If within a reasonable period of time following such suspension, such member is unable to cure such member’s failure to meet such requirements and does not resign from the Committee, the Board shall act to remove such member from the Committee. Once appointed by the Board, Committee members shall, except for any period of suspension, hold office until their successors are duly elected and qualified or until their earlier resignation, removal or death.
II.	STATEMENT OF PURPOSE AND AUTHORITY
     The Audit Committee of the Board of Directors of Touchstone Resources USA, Inc. is designated by the Board for the purposes of:
1.	Overseeing the accounting and financial reporting processes of the Company, audits of the financial statements of the Company and the integrity of the financial statements of the Company.

2.	Monitoring the qualifications, independence and performance of the Company’s independent auditors and internal audit function.

3.	Overseeing the Company’s compliance with legal and regulatory reporting requirements.

4.	Preparing the Committee’s report as required to be included in the Company’s annual proxy statement under the rules of the Securities and Exchange Commission (“SEC”).
     The Committee is authorized and empowered by the Board to perform each of the duties enumerated herein and any other duties it considers necessary or advisable in order to carry out its oversight responsibilities, and it shall have access to all records of the Company related thereto. The Committee may perform other functions as requested or approved by the Board.
     The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation of any advisors employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
APPENDIX A — PAGE 1

III.	MEMBERSHIP
     The Committee shall be comprised of members appointed by the Board. Except as otherwise permitted by the applicable rules of the American Stock Exchange, each member of the Committee must (i) be independent as defined by such rules, (ii) meet the criteria for independence provided by Rule 10A-3 of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
     The Committee shall have at least one member who satisfies the requirements for an “audit committee financial expert” as provided under the rules promulgated by the SEC and at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.
     No director may serve as a member of the Committee if such director is then serving on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee, and discloses this determination in the Company’s annual proxy statement.
     The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to such new members satisfying the independence, experience and financial expertise requirements. Except as expressly provided in this Charter or the bylaws of the Company, or as otherwise provided by law or the rules of the American Stock Exchange, or such other national exchange on which the Company may list its securities, the Committee shall fix its own rules and procedures.
IV.	MEETINGS
     The chairperson of the Committee shall be responsible for the scheduling of regular and special meetings and the functioning of the Committee. The Committee shall meet at least quarterly and at other times, as determined by the Chairman of the Committee or at the request of the Company’s Chief Executive Officer or Chief Financial Officer, or the independent public accounting firm engaged by the Company to perform audit services on behalf of the Company (referred to in this Charter as the “independent auditor”). During these meetings, the Committee shall meet with management, internal auditing personnel and the independent auditor to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee shall meet in executive session at least twice a year, and such executive session may fulfill the Committee’s quarterly meeting requirement. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
     For the transaction of any business at any meeting of the Committee, a majority of the members shall constitute a quorum. The Committee shall take action by the affirmative vote of a majority of the Committee members present at a duly held meeting. Members may attend meetings by telephonic or other electronic meanings by which each member is able to hear each other members. Unless otherwise restricted by the Corporation’s Certificate of Incorporation or Bylaws, any action that may be taken at any meeting of the Committee may be taken without a meeting, if all members of the Committee consent thereto in writing. Such writing shall be filed with the minutes of proceedings of the Committee.
     The Committee shall designate a secretary, who shall prepare or cause to be prepared the minutes of each meeting and cause such minutes, as approved by the Committee, to be filed with the corporate records of the Company. The secretary shall send, or cause to be sent, copies of such minutes to each of the members of the Committee and to each of the members of the Board who are not members of the Committee. Best efforts will be used to circulate the minutes to the Board before the Committee makes its report to the Board.
APPENDIX A — PAGE 2

V. DELEGATION OF AUTHORITY OF THE BOARD OF DIRECTORS
     The Committee shall have and may exercise all the powers and authority of the Board in the following matters:
•	the authority, without oversight or approval of the Board, to engage independent counsel and other advisers as it determines necessary to carry out its duties;

•	the authority, without oversight or approval of the Board, to determine appropriate funding for the payment of compensation to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report, to any independent counsel and other advisers engaged by the Committee, and to various entities as a result of ordinary administrative expenses in carrying out the Committee’s duties;

•	the direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditor shall report directly to the Committee;

•	the sole authority to approve the scope of engagement of the auditor (such approval constituting approval of each audit service within such scope of engagement) and to approve all audit engagement fees and terms;

•	the responsibility to approve, in advance, all auditing services (which may include providing comfort letters in connection with securities underwritings), and non-audit services that are otherwise permitted by law (including tax services, if any) that are provided to the Company by the independent auditors; and

•	the authority to delegate to one or more of its members the authority to preapprove auditing services and non-audit services that are otherwise permitted by law, subject to the presentation of each such preapproval decision to the full Committee at the next scheduled meeting to be held following such preapproval.
VI.	RESPONSIBILITIES
     The Committee shall have the following responsibilities:
     Charter
1.	Review and reassess the adequacy of this Charter annually and recommend any changes to the Board.

2.	Approve the form of the Charter to be included in the Company’s proxy statement in accordance with the applicable rules and regulations of the SEC.
     Audit Committee Report and Proxy Disclosures
     The Committee shall prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the SEC to be included in the Company’s annual proxy statement. In connection with the Committee report, the Committee shall:
1.	Review with management and the independent auditor the annual audited financial statements, the accompanying auditor’s opinion and other financial disclosures included in the Company’s annual report on Form 10-K and its annual proxy statement, including the Management’s Discussion and Analysis section contained in any such report, and the selection, application and disclosure of critical accounting policies and other financial reporting issues highlighted by management and the independent auditor.
APPENDIX A — PAGE 3

2.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit. Such discussions shall also include the independent auditor’s judgment about the quality of the Company’s accounting principles, including such matters as accounting for significant transactions, significant accounting policies, estimates and adjustments, and disagreements with management.

3.	Discuss with the independent auditor the independence of the independent auditor, giving consideration to the range of audit and non-audit services performed and review, at least annually, a formal written statement from the independent auditor delineating all relationships with the Company, consistent with Independence Standards Board Standard No. 1.

4.	Recommend to the Board whether the Company’s annual audited financial statements and accompanying notes should be included in the Company’s Annual Report on Form 10-K.

5.	Determine whether fees paid to the independent auditor are compatible with maintaining the independence of the independent auditor.
     Additional Authorizations
     In its discretion, the Committee shall also have the authority to:
1.	Conduct, in such manner as the Committee deems appropriate, an annual evaluation of the Committee’s performance, which shall include a comparison of the performance of the Committee with the requirements of this Charter.

2.	Make regular reports to the Board concerning the activities of the Committee and make such recommendations with respect to its activities and other matters as the Committee may deem necessary or appropriate.

3.	To obtain from the independent auditors in connection with any audit a timely report relating to the Company’s annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communication between the independent auditors and management such as any “management” letter or schedule of unadjusted differences.

4.	Review with management and the independent auditor the effect of regulatory and accounting initiatives, any contingent liabilities and any off-balance sheet structures on the Company’s financial statements.

5.	Discuss periodically with Company management the Company’s major financial risk exposure and the steps implemented to monitor and control such exposure, including a discussion of the appropriateness of existing guidelines and procedures in place to govern the risk assessment and management process and any recommendations of the Committee regarding changes to such guidelines and procedures.

6.	Discuss with management the types of information proposed to be disclosed in the Company’s earnings press releases, as well as the type of financial information and earnings guidance, if any, to be provided to analysts and ratings agencies and review and approve before its release and furnishing to the SEC any news release containing the summary quarterly financial information of the Company (paying particular attention to the use of “pro-forma” or “adjusted non-GAAP information”).

7.	At least annually, obtain and review a report by the independent auditor describing: (i) the firm’s internal quality-control procedures; (ii) any material issues raised by the most recent quality-control review, or peer review, of such firm, or by any inquiry or
APPENDIX A — PAGE 4

investigation by governmental or professional authorities, within the preceding five (5) years regarding one or more independent audits carried out by the firm, and any steps taken by such firm in respect of those issues; and (iii) all relationships between the independent auditor and the Company, as part of the Committee’s assessment of the independent auditor’s qualifications, performance and independence.

8.	Review with the senior-most internal auditor and independent auditors the results of their reviews with respect to officers’ expense accounts and perquisites, and their use of corporate assets.

9.	Review major issues regarding accounting principles and financial statement presentations, including any significant changes to the Company’s selection or application of auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management, and major issues as to the adequacy of the Company’s internal controls and special audit steps adopted in light of material control deficiencies.

10.	Meet with the independent auditor prior to the audit to review the planning procedures and staffing of the audit.

11.	Review periodically (i) the experience, qualifications and performance of the senior members of the Company’s internal auditing team and (ii) the internal audit activities, staffing and budget.

12.	Discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner.

13.	Review the significant reports or communications (and management’s and/or the internal audit department’s responses thereto) prepared in connection with internal audits, including reports and communications related to the Company’s internal controls over financial reporting and any deficiencies therein.

14.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any “management” or “internal control” letter provided by the auditor and the Company’s response to that letter, including in such review:
•	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities, access to required information or significant disagreements with management;

•	any changes required in the planned scope of the internal and external audits; and

•	the internal audit responsibilities, budget and staffing.
15.	Discuss, as appropriate, with the national office of the independent auditor any issues on which such office was consulted by the Company’s audit team and matters of audit quality and consistency.

16.	Prior to the filing of the Company’s Form 10-Q, review with management and the independent auditor the Company’s quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” the selection, application and disclosure of critical accounting policies, and the results of the independent auditor’s review of same.

17.	Ensure that the independent auditor attests to, and reports on, the assessment of the effectiveness of the Company’s internal control structure and procedures of the Company for financial reporting to be made as of the end of each of the Company’s fiscal years included in each annual report of the Company as may be required in accordance with applicable law and the rules and regulations of the SEC.
APPENDIX A — PAGE 5

18.	Assure the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditing firm engaged by the Company as may be required by law.

19.	Establish policies and procedures regarding the hiring of independent auditors.

20.	Review with outside legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21.	Meet with the Company’s Chief Executive Officer and Chief Financial Officer from time to time at the request of either such officer, to permit such officers to provide the attestations or certifications required by the rules and regulations of the SEC.

22.	Advise the Board with respect to the Company’s policies and procedures regarding conflicts of interest and compliance with material laws and regulations.

23.	Approve all related-party transactions between the Company and management.

24.	Establish policies regarding hiring employees or former employees of the independent auditors engaged by the Company.

25.	Discuss with management and the independent auditors:
•	All significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and have identified for the Company’s auditors any material weaknesses in internal controls; and

•	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.
26.	Review disclosures made by the Company’s Chief Executive Officer and Chief Financial Officer regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.
VII. OVERSIGHT OF INTERNAL REPORTING MECHANISMS
     The Committee shall oversee the Company’s internal reporting mechanisms, including its systems for reporting violations of the Company’s ethics policies and the Company’s employee complaint procedure. As such, the Committee is responsible to:
1.	Establish procedures for legal counsel to report evidence of any material violation of securities laws or breach of fiduciary duties or similar violations by the Company or any of its agents.

2.	Establish procedures to promote and protect whistleblowing, including procedures for:
•	Receiving, retaining and addressing complaints received by the Company relating to accounting, internal accounting controls or auditing matters, and

•	Enabling employees of the Company to submit to the Committee, on a confidential and anonymous basis, any concerns regarding questionable accounting or auditing matters.
     Although the Committee has the authority and responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles or to certify the Company’s financial statements, which are the responsibilities of management and the independent auditor.
APPENDIX A — PAGE 6

APPENDIX B
TOUCHSTONE RESOURCES USA, INC.
2005 STOCK INCENTIVE PLAN
Section 1. General Purpose of the Plan; Definitions. The purpose of the Plan is to provide officers, employees, directors and consultants of Touchstone Resources USA, Inc. (the “Company”) and other members of the Participating Company Group the opportunity to receive stock options, stock appreciation rights, and stock awards and thereby acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company’s stockholders, thereby encouraging the participants to contribute materially to the growth and development of the Company and strengthening their desire to remain with the Company.
     The following terms shall be defined as set forth below:
     “Act” means the Securities Exchange Act of 1934, as amended.
     “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, SARs, and Stock Awards.
     “Award Agreement” means any written or electronic instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Plan Administrator’s exercise of its administrative powers.
     “Board” means the Board of Directors of the Company.
     “Cause” means (a) with respect to an individual who is party to a written agreement with a Participating Company which contains a definition of “cause” or “for cause” or words of similar import for purposes of termination of Service thereunder by the Participating Company, “cause” or “for cause” as defined in such agreement; (b) in all other cases (i) any violation of a law, rule or regulation other than minor traffic violations, including without limitation, any violation of the Foreign Corrupt Practices Act; (ii) a breach of fiduciary duty for personal profit; (iii) fraud, dishonesty or other acts of misconduct in the rendering of services on behalf of the Company or relating to the employee’s employment; (iv) misconduct by the employee which would cause the Company to violate any state or federal law relating to sexual harassment or age, sex or other prohibited discrimination or any violation of written policy of the Company or any successor entity adopted in respect to such law; (v) failure to follow Company work rules or the lawful instructions (written or otherwise) of the Board of Directors of the Company or a responsible executive to whom the employee directly or indirectly reports, provided compliance with such directive was reasonably within the scope of the employee’s duties and the employee was given notice that his or her conduct could give rise to termination and such conduct is not, or could not be cured, within ten (10) days thereafter; or (vi) any violation of a confidentiality or non-competition agreement or patent assignment agreement or any agreement relating to the Company’s protection of intellectual property rights.
     “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
     “Effective Date” means the date on which the Plan is approved by the Board as set forth in Section 20.
     “Fair Market Value” of the Stock on any given date means (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the National Market or SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the
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last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is regularly traded on the Nasdaq OTC Bulletin Board Service, or a comparable automated quotation system, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or (iii) in the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator.
     “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
     “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
     “Option” or “Stock Option” means any Option to purchase shares of Stock granted pursuant to Section 6.
     “Option Period” means the period commencing on the grant date of an Option and ending on the last day of the term of such Option as established pursuant to Section 8.2.
     “Participating Company” means the Company or any Subsidiary Corporation or any other member of the Participating Company Group.
     “Participating Company Group” means, at any point in time, any Participating Company or all corporations collectively which are then Participating Companies.
     “Performance Goal” means with respect to a Performance Measure selected by the Plan Administrator, the specific target that must be met before a Stock Award subject to section 162(m) of the Code will be payable to the recipient of the Award.
     “Performance Measure” means each of the business criteria the Company may use in establishing a Performance Goal. For purposes of the Plan, Performance Measures are economic, value-added parameters such as earnings per share, share price, net income, cash flows, reserve additions or replacements, production volume, finding and operating costs, drilling results, acquisitions and divestitures, risk management activities, return on equity, and/or total or comparative shareholder return.
     “Performance Period” means the period established by the Plan Administrator at the time any Award is granted or at any time thereafter over which a Performance Goal specified by the Plan Administrator with respect to such Award will be measured.
     “SAR Price” means the Fair Market Value of each share of Stock covered by an SAR, determined on the date the SAR is granted.
     “Service” means a participant’s employment or service with any member of the Participating Company Group, whether in the capacity of an employee, officer, director or a consultant. The participant’s Service shall not be deemed to have terminated merely because of a change in the Participating Company for which the participant renders such Service, provided that there is no interruption or termination of the participant’s Service. Furthermore, a participant’s Service with the Participating Company Group shall not be deemed to have terminated if the participant takes any military leave, sick leave, or other bona fide leave of absence approved by a Participating Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the participant’s Service shall be deemed to have terminated unless the participant’s right to return to Service with the Participating Company is guaranteed by statute or contract.
     “Stock” means the Common Stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 13.
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     “Stock Appreciation Right” or “SAR” means the right to receive a payment, in cash and/or Stock, equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the SAR Price for such shares.
     “Stock Award” means any award granted pursuant to Section 11.
     “Subsidiary” means any, whether now or hereafter existing, corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain, whether now or hereafter existing.
Section 2. Administration. The Plan shall be administered by the full Board or a committee designated by the Board which will consist of not less than two members of the Board who meet the definition of “Non-Employee Directors” within the meaning of Rule 16b-3(a)(3) promulgated under the Act and who also meet the definition of “Outside Director” within the meaning of Section 162(m) of the Code (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator is authorized:
(a)	to construe the Plan and any Award under the Plan;

(b)	to select the directors, officers, employees and consultants of any Participating Company to whom Awards may be granted;

(c)	to determine the number of shares of Stock to be covered by any Award;

(d)	to determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

(e)	to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

(f)	to impose limitations on Awards, including limitations on transfer and repurchase provisions;

(g)	to extend the exercise period within which Stock Options or SARs may be exercised;

(h)	to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals;

(i)	in connection with a Stock Option or an SAR granted and administered in a manner designed to preserve the deductibility of the resulting compensation in accordance with section 162(m) of the Code, to ensure that the exercise price of such Stock Option or SAR is not less than the Fair Market Value of the Stock on the date the Stock Option or the SAR is granted; and

(j)	in connection with a Stock Award granted and administered in a manner designed to preserve the deductibility of the resulting compensation in accordance with section 162(m) of the Code, to:
(i)	select the Performance Measure that will be applicable to the Stock Award;
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(ii)	establish the Performance Period over which the Performance Measure will be evaluated;

(iii)	with respect to the Performance Measure selected, establish in writing (i) not later than the earlier of (A) 90 days after the commencement of the relevant Performance Period, and (B) the date as of which 25% of the Performance Period has elapsed, and (ii) while the outcome of the Performance Measure is substantially uncertain, the objectively determinable, specific target that must be met for the Performance Period before the Performance Goal will be achieved and the Stock Award will be earned;

(iv)	within the limit provided in Section 5, establish in writing the maximum number of shares of Stock that a Stock Award recipient will receive if the related Performance Goal is achieved;

(v)	provide in any Stock Award Agreement that the Stock Award will not be payable to the Award recipient unless the pre-established Performance Goal is achieved and that the pre-established Performance Goal may not be varied or changed during the applicable Performance Period; and

(vi)	certify in writing within ninety (90) days following the end of the applicable Performance Period, but prior to the payment of any Stock Award, that the pre-established Performance Goal has been achieved.
The determination of the Plan Administrator on any such matters shall be conclusive.
Section 3. Delegation of Authority to Grant Awards. In accordance with applicable laws, the Plan Administrator, in its discretion, may delegate to one or more executive officers of the Company all or part of the Plan Administrator’s authority and duties with respect to granting Awards and all references in the Plan to the “Plan Administrator” shall include such executive officers to the extent they are acting pursuant to such delegation. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the executive officers that were consistent with the terms of the Plan.
Section 4. Eligibility. Awards may only be granted to employees, directors, and consultants with any member of the Participating Company Group. For purposes of the foregoing sentence, “employees,” “directors” and “consultants” shall include prospective employees, prospective directors and prospective consultants to whom Awards are granted in connection with written offers of an employment or other service relationship with a Participating Company.
Section 5. Shares Subject to the Plan. The number of shares of Stock which may be issued pursuant to the Plan shall be 10,000,000. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company. Notwithstanding the foregoing, on and after the date that the Plan is subject to Section 162(m) of the Code, Awards with respect to no more than 2,500,000 shares of Stock may be granted to any one individual participant during any one calendar year period.
Section 6. Stock Options. Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options shall be granted separately hereunder. The Plan Administrator, shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Non-Qualified Stock Options; provided, however, that: (i) Incentive Stock
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Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code; and (ii) no Incentive Stock Option may be granted following the tenth anniversary of the Effective Date of the Plan. The provisions of the Plan and any Stock Award Agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.
Section 7. ISO Fair Market Value Limitation. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Non-Qualified Stock Options. For purposes of this Section 7, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 7, such different limitation shall be deemed incorporated herein effective as of the amendment date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 7, the participant may designate which portion of such Option the participant is exercising. In the absence of such designation, the participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.
Section 8. Terms of Options. Each Option granted under the Plan shall be evidenced by an Award Agreement between the Company and the person to whom such Option is granted and shall be subject to the following terms and conditions:
     8.1 Exercise Price. Subject to adjustment as provided in Section 13 of this Plan, the price at which each share covered by an Option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not, in the case of an Incentive Stock Option, or a Stock Option granted and administered in a manner designed to preserve the deductibility of the resulting compensation under section 162(m) of the Code, be less than the Fair Market Value of the underlying Stock at the time the Option is granted. If a participant owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option price shall be no less than 110% of the Fair Market Value of the Stock covered by the Option on the date the Option is granted.
     8.2 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria, and restrictions as shall be determined by the Plan Administrator and set forth in the Award Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date of grant of such Option, (ii) no Incentive Stock Option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company) shall be exercisable after the expiration of five (5) years after the date of grant of such Option, and (iii) no Option granted to a prospective employee, prospective consultant or prospective director may become exercisable prior to the date on which such person commences Service with the Participating Company.
     8.3 Payment of Exercise Price. The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the “Payment Date”) of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price, provided however, that such a broker-dealer facilitated transaction shall not be available if such a transaction would be treated as a personal loan prohibited under Section 13(k) of the Act; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to
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the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, by an election to have the Company withhold shares otherwise issuable to the participant having a Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-(iv).
Section 9. Stock Appreciation Rights. The Company may issue Stock Appreciation Rights. The terms of any Stock Appreciation Right shall be established in an Award Agreement evidencing such Award. An SAR shall entitle the participant at his election to surrender to the Company the SAR, or portion thereof, as the participant shall choose, and to receive from the Company in exchange for the portion of the SAR surrendered cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Stock over the SAR Price per share of Stock as specified in the Award Agreement, multiplied by the total number of shares with respect to which the SAR is being surrendered. In the discretion of the Plan Administrator, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the participant, as described above, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Stock and in part with cash.
     Subject to the conditions of this Section 9, the applicable Award Agreement and such administrative regulations as the Plan Administrator may from time to time adopt, an SAR may be exercised by the delivery (including by FAX) of written notice to the Plan Administrator setting forth the number of shares of Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the participant shall receive from the Company in exchange therefor cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise of the SAR) per share of Stock over the SAR Price per share of Stock as specified in the Award Agreement, multiplied by the total number of shares of Stock with respect o which the SAR is being surrendered. In the discretion of the Plan Administrator, the Company may satisfy its obligation upon exercise of an SAR by the distribution of that number of shares of Stock having an aggregate Fair Market Value (as of the date of the exercise of the SAR) equal to the amount of cash otherwise payable to the participant, as described above, with a cash settlement to be made for any fractional share interests, or the Company may settle such obligation in part with shares of Stock and in part with cash.
Section 10. Terms Applicable to Options and SARs.
     10.1 Effect of Termination of Service. Unless otherwise provided in such participant’s Award Agreement:
(a)	Death. If a participant shall cease to perform Service as a result of such participant’s death, any Options or SARs then exercisable shall be exercisable until the earlier to occur of one year anniversary of the participant’s death or the expiration of the Option Period or the term of the SAR and only by the participant’s personal representative or persons entitled thereto under the participant’s will or the laws of descent and distribution.

(b)	Termination of Service. If a participant shall cease to perform Service to any member of the Participating Company Group, all Options and SARs to which the participant is then entitled to exercise may be exercised until the earlier to occur of the three month anniversary of the participant’s termination of Service or the expiration of the Option Period or the term of the SAR, if such termination was due to disability or retirement (as hereinafter defined), until the earlier to occur of the one year anniversary of the participant’s termination of Service or the expiration of the Option Period or the term of the SAR. Notwithstanding the
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foregoing, in the event that any termination of Service shall be for “Cause” (as defined herein) or the participant voluntarily terminates his or her Service, then any and all Options held by such participant shall terminate within 15 days’ notice of such termination. For purposes of the Plan, “retirement” shall mean the termination of employment with the Participating Company Group, other than for Cause, at any time under circumstances which would entitle such participant to other retirement benefits provided by the Participating Company to whom the participant was providing Service immediately prior to the termination of Service or such other circumstances that the Plan Administrator concludes should be deemed a retirement.

(c)	Limitation on Shares. An Option or SAR may not be exercised for more shares (subject to adjustment as provided in Section 13) after the termination of the participant’s Service than the participant was entitled to purchase thereunder at the time of the termination of such relationship.
     10.2 Nontransferability of Options and SARs. No Awards shall be assignable or transferable other than by will or the laws of descent and distribution. During the lifetime of the participant, an Option or SAR shall be exercisable only by the participant or, in the event of the participant’s incapacity, by the participant’s legal guardian or legal representative. Notwithstanding the foregoing, Options and SARs may be transferred pursuant to a valid qualified domestic relations order as defined in section 414(p) of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended pursuant to which a court has determined that a spouse or former spouse of a participant has an interest in the participant’s Options or SARs under the Plan. Any Incentive Stock Option transferred pursuant to this Section 10.2 shall cease to be an Incentive Stock Option on the date of such transfer and shall be treated for all purposes as a Non-Qualified Stock Option in the hands of the transferee. Following any such transfer each Option or SAR transferred shall continue to be subject to the same terms and conditions of the Plan and the applicable Award Agreement that were applicable to the Option or SAR immediately prior to transfer, provided that for all purposes under the Plan the term “participant” shall be deemed to include the transferee. The effect a termination of Service shall have on the exercisability of an Option or SAR with respect to the original participant shall continue to apply to a transferee after a transfer pursuant to this Section 10.2, so that the Options or SARs transferred shall be exercisable by the transferee only to the extent and for the periods specified in Section 10.1, unless different periods are otherwise provided in a participant’s original Award Agreement. The Plan Administrator and the Company shall have no obligation to inform any transferee of a Stock Option or SAR of any expiration, termination, lapse or acceleration of such Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Stock issuable or issued under a Stock Option or SAR that has been transferred pursuant to this Section 10.2.
     10.3 Tandem Awards. The Plan Administrator may grant Options and SARs in one Award in the form of a “tandem award,” so that the right of the participant to exercise one type of Award shall be canceled if, and to the extent, the other type of Award is exercised. For example, if a Stock Option and an SAR are issued in a tandem Award, and the participant exercises the SAR with respect to 100 shares of Stock, the right of the participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Stock.
Section 11. Stock Awards.
(a)	The Plan Administrator may grant Stock Awards to any officer, employee or consultant with any member of the Participating Company Group. A Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.
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(b)	Upon execution of a written instrument setting forth the Stock Award and paying any applicable purchase price, a participant shall have the rights of a shareholder with respect to the Stock subject to the Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 11(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Stock Awards shall remain in the possession of the Company until such Stock is vested as provided in Section 11(c) below.

(c)	The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Stock Award. If the participant or the Company, as the case may be, fails to achieve the designated goals or the participant’s relationship with the Company is terminated prior to the expiration of the vesting period, the participant shall forfeit all shares of Stock subject to the Stock Award which have not then vested. The Plan Administrator will ensure that a Stock Award granted and administered in a manner designed to preserve the deductibility of the resulting compensation under section 162(m) of the Code complies with the requirements of Section 2(j) of the Plan.

(d)	Unvested Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Stock Award.
Section 12. Tax Withholding.
(a)	Whenever shares of Stock are to be issued under a Stock Award or pursuant to the exercise of an Option or SAR or cash is to be paid pursuant to the terms of the Plan, under circumstances in which the Plan Administrator believes that any federal, state or local tax withholding may be imposed, the Company or Subsidiary, as the case may be, shall have the right to require the participant to remit to the Company or Subsidiary, as the case may be, an amount sufficient to satisfy the minimum federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives a Stock Award under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The “Tax Date” for purposes of this Section 12 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of Stock acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

(b)	A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; (iii) in the discretion of the Plan Administrator, through an election to have the Company withhold shares of Stock otherwise issuable to the participant having a Fair
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Market Value on the Tax Date equal to the amount of tax required to be withheld, or (iv) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i), (ii) and (iii) of this Section 12(b).

(c)	An election by a participant to have shares of Stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 12(b) must be in writing and delivered to the Company prior to the Tax Date.
Section 13. Adjustment of Number and Price of Shares. Any other provision of the Plan notwithstanding:
(a)	If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options or SARs that can be granted to any one individual participant, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options or SARs under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options or SARs remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive.

(b)	In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of Options or SARs in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant Options or SARs upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Options or SARs, or substitute a new Option or SAR for the old Option or SAR, as applicable, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

(c)	No adjustment or substitution provided for in this Section 13 shall require the Company to issue or to sell a fractional share under any Award Agreement or share award agreement and the total adjustment or substitution with respect to each Option or SAR and share award agreement shall be limited accordingly.

(d)	In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the stock of the Company to a unrelated person or entity (in each case, a “Fundamental Transaction”), the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Fundamental Transaction for the assumption of the Awards heretofore granted, or the substitution of such Awards with new awards of the successor entity, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise price as provided in Subsections (a) and (b) of this Section 13. In the event of such termination and in the event the Board does not provide for the Cash Payment described in
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Subsection (e) of this Section each participant shall be notified of such proposed termination and permitted to exercise for a period of at least 15 days prior to the date of such termination all Options or SARs held by such participant which are then exercisable.

(e)	In the event that the Company shall be merged or consolidated with another corporation or entity, other than a corporation or entity which is an “affiliate” of the Company under the terms of which holders of Stock of the Company will receive upon consummation thereof a cash payment for each share of Stock of the Company surrendered pursuant to such Business Combination (the “Cash Purchase Price”), the Board of Directors may provide that all outstanding Options and SARs shall terminate upon consummation of such transaction and each participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Stock of the Company subject to the outstanding Options or SARs held by such participant exceeds (ii) the aggregate exercise price of such Options or the aggregate SAR Price of such SARs.
Section 14. Change in Control.
(a)	Unless otherwise provided in such participant’s Award Agreement, agreements relating to Stock Awards or in a written employment or other agreement directly addressing the same subject matter as addressed below, in the event that the Plan is terminated as a result of or following a Change in Control (as defined herein), all vested Options, SARs, and Stock Awards then outstanding at the time of such Plan termination may be exercised for a period of thirty (30) days from the date of notice of the proposed termination. In such event, all participants shall be credited with an additional six (6) months of service for the purpose of any otherwise unvested Options, SARs, and Stock Awards. Upon a Change in Control in which the Plan is either assumed or otherwise not subject to termination, if during the remaining term of such a participant’s Options, SARs or Stock Awards, the participant is terminated other than for Cause, the participant will, at the time of such termination, be credited with an additional six (6) months of service for the purpose of any otherwise unvested Options, SARs and Stock Awards; however, in the event of a termination for Cause, all Options and SARs shall immediately terminate and all unvested portions of Stock Awards shall immediately terminate.

(b)	As used herein, a “Change in Control” shall be deemed to have occurred if: (i) any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) acquires “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or (ii) if the Company is to be consolidated with or acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity or in the event of a sale of all or substantially all of the Company’s assets or otherwise.

(c)	Notwithstanding anything in the Plan to the contrary, the acceleration of vesting and exercisability provided by Subsection (a) of this Section shall not occur in the event that such acceleration would make the transaction causing the Change in Control to be ineligible for pooling of interests accounting treatment, provided pooling of interest treatment is then still available and, in the absence of such
APPENDIX B — PAGE 10

acceleration, the transaction would qualify for such treatment and the Company intends to use such treatment with respect to such transaction.
Section 15. No Right to Future Employment. Nothing contained in the Plan nor in any Award agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.
Section 16. Amendment and Discontinuance. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto.
Section 17. Compliance with Section 16. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.
Section 18. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares of Stock hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable exchange or of the Nasdaq Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.
Section 19. Participation by Foreign Nationals. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.
Section 20. Effective Date of Plan — Shareholder Approval. The Plan was approved by the Board and became effective on September, 2005. Those provisions of the Plan that for federal tax purposes require approval of the stockholders of the Company (i.e., the granting of incentive stock options) shall not become effective until adopted by the stockholders, however, the Company reserves the right to grant Incentive Stock Options provided stockholder approval is secured within one (1) year from the date thereof. In the event Incentive Stock Options are granted and Stockholder approval is not timely secured, such Options shall remain in full force and effect, however, shall automatically convert to Non-Qualified Options.
Section 21. Governing Law. The Plan shall be governed by the internal laws of the State of Delaware without giving effect to its choice of law provisions. Unless otherwise provided in an Award Agreement or Award Agreement, Awards shall be governed by the same laws as the Plan.
APPENDIX B — PAGE 11

Option No. 2005-1
TOUCHSTONE RESOURCES USA, INC.
STOCK OPTION AGREEMENT
UNDER THE
TOUCHSTONE RESOURCES USA, INC.
2005 STOCK INCENTIVE PLAN (the “Plan”)
     This Agreement is made as of the date set forth on Schedule A hereto (the “Grant Date”) by and between Touchstone Resources USA, Inc. (the “Company”), and the person named on Schedule A hereto (the “Optionee”).
     WHEREAS, Optionee is a valuable employee of either the Company or any Company Participating Group (hereinafter collectively or separately referred to as the “Company”), which includes all subsidiaries of the Company, and whereas the Company considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Company and an incentive to advance the interests of the Company by granting the Optionee an option to purchase shares of common stock of the Company (the “Common Stock”); and
     WHEREAS, to cover the granting of such Options, the Company has adopted the 2005 Stock Incentive Plan (the “Plan”).
     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that as of the Grant Date, the Company hereby grants Optionee an option (the “Option”) to purchase from it, upon the terms and conditions set forth in this Agreement and the Plan, that number of shares of the authorized and unissued Common Stock of the Company as is set forth on Schedule A hereto.
     1. Terms of Stock Option. The Option to purchase Common Stock granted hereby is subject to the terms, conditions, and covenants set forth in the Plan as well as the following:
(a)	The Optionee has been provided with, reviewed and fully understood, the terms, conditions and covenants, of the Plan;

(b)	This Option is granted under, and subject in its entirety to, the terms of the Plan;

(c)	The Optionee has been provided with, and fully understands, the “Disclosure Document for the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan “(the “Disclosure Document”);

(d)	This Option is intended to be an Incentive Stock Option (“ISO”) to the extent that it qualifies as such under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), but the Company does not represent or warrant that the Option qualifies as an ISO under the Code. The Optionee should consult with the Optionee’s own tax advisors regarding the tax consequences of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code. To the extent that all or a portion of the Option does not qualify as an ISO, the portion of the Option that does not qualify as an ISO shall be treated as a nonstatutory option or as otherwise required by applicable tax law;

(e)	The per share exercise price for the shares subject to this Option shall be no less than the Fair Market Value (as defined in the Plan) of the Common Stock on the Grant Date, which exercise price is set forth on-Schedule A hereto;

(f)	This Option shall vest in accordance with the vesting schedule set forth on Schedule A hereto, subject to whatever other limitations are set forth within the Plan or contained in this Agreement;

(g)	No portion of this Option may be exercised more than ten (10) years from the Grant Date; and

(h)	This Option shall be subject to the restrictions on transferability set forth within the Plan.
     2. Miscellaneous.
(a)	This Agreement is binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

(b)	This Agreement will be governed and interpreted in accordance with the laws of the State of Delaware, and may be executed in more than one counterpart, each of which shall constitute an original document.

(c)	No alterations, amendments, changes or additions to this agreement will be binding upon either the Corporation or Optionee unless reduced to writing and signed by both parties.

(d)	Capitalized terms used within this Agreement unless otherwise defined, shall have the meaning ascribed thereto in the Plan.

(e)	Nothing contained herein shall be construed as a guarantee of continued employment of Optionee for any specific duration of time.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date.

TOUCHSTONE RESOURCES USA, INC.

By:

Authorized Executive Officer

OPTIONEE

Signature

Print Name

Schedule A
2.	Optionee:

3.	Grant Date:

4.	Number of Shares of Common Stock covered by the Option:

5.	Exercise Price: $

6.	The Option shall vest in accordance with the following schedule:
(a)	General Vesting Provisions:
(i)	Options to purchase shares shall vest on ( ) (the “First Anniversary Date”) provided Optionee remains continuously employed by the Company from the Grant Date through the First Anniversary Date; and if Optionee shall not remain continuously employed by the Company through the First Anniversary Date, Optionee shall forfeit upon such termination of Service (as defined in the Plan), the right to vest in all of the Options granted under this Agreement;

(ii)	thereafter, on the (“Second Anniversary Date”), Options to purchase shares shall vest provided Optionee remains continuously employed by the Company from the Grant Date through the Second Anniversary Date; and if a termination of Service occurs prior to the Second Anniversary Date, all of the unvested Options as of the date such termination of Service shall no longer continue to vest after such termination of Service, and thereafter Optionee shall forfeit any and all rights to any unvested Options;

(iii)	thereafter, on (the “Third Anniversary Date”), Options to purchase shares shall vest provided Optionee remains continuously employed by the Company from the Grant Date through the Third Anniversary Date; and if a termination of Service occurs prior to the Third Anniversary Date, all of the unvested Options as of the date of such termination of Service shall no longer continue to vest after such termination of Service, and thereafter Optionee shall forfeit any and all rights to any unvested Options;

(iv)	thereafter, on (the “Fourth Anniversary Date”), Options to purchase shares shall vest provided Optionee remains continuously employed by the Company from the Grant Date through the Fourth Anniversary Date; and if a termination of Service occurs prior to the Fourth Anniversary Date, all of the unvested Options as of the date of such termination of Service shall no longer continue to vest after such termination of Service, and thereafter Optionee shall forfeit any and all rights to any unvested Options;

(v)	thereafter, on (the “Fifth Anniversary Date”), Options to purchase shares shall vest provided Optionee remains continuously employed by the Company from the Grant Date through the Fifth Anniversary Date; and if a termination of Service occurs prior to the Fifth Anniversary Date, all of the unvested Options as of the date of such termination of Service shall no longer continue to vest after such termination of Service, and thereafter Optionee shall forfeit any and all rights to any unvested Options;

(b)	Upon a Change of Control:

Notwithstanding any provision to the contrary in the Plan, or as set forth above, in the event of a Change of Control during the term of Optionee’s employment with the Company, all of the Options granted hereunder shall fully vest as of the date of the Change of Control;

(c)	Other:
(i)	upon whatever earlier dates as are permitted by the Company in its sole discretion; or

(ii)	as otherwise provided for, and in accordance with, the terms and provisions of the Plan.
7.	Once a termination of Service occurs, all Options to which Optionee is then entitled to exercise may only be exercised, if at all, in accordance with, and subject to, the terms and provisions of the Plan, unless otherwise provided for in this Award Agreement.

TOUCHSTONE RESOURCES USA, INC.

By:

Authorized Executive Officer

OPTIONEE

Signature

Print Name

APPENDIX C
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TOUCHSTONE RESOURCES USA, INC.
     Touchstone Resources USA, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.	The name of the Corporation is Touchstone Resources USA, Inc. The Corporation was duly incorporated in the State of Delaware on March 5, 2001.

2.	The Amended and Restated Certificate of Incorporation is hereby amended to delete ARTICLE FIRST in its entirety and replace it as follows:

“FIRST: The name of this corporation is “ Cygnus Oil and Gas Corporation.”

3.	ARTICLE FOURTH of the Amended and Restated Certificate of Incorporation is hereby amended to read as follows:

“The total number of shares of stock, which this corporation shall have authority to issue, is THREE HUNDRED AND FIVE MILLION (305,000,000) with a par value of ($.001) per share. THREE HUNDRED MILLION (300,000,000) of those shares are Common Stock and FIVE MILLION (5,000,000) of those shares are Preferred Stock.”

4.	The Amended and Restated Certificate of Incorporation is hereby amended to add ARTICLE EIGHTH reading in its entirety as follows:

“The number of directors constituting the Board of Directors shall be fixed from time to time as provided in the Amended and Restated By-Laws or amendments thereto.”

5.	The Amended and Restated Certificate of Incorporation is hereby amended to add ARTICLE TENTH reading in its entirety as follows:

“The Corporation shall indemnify its officers and directors to the full extent permitted by law.”

6.	The Amended and Restated Certificate of Incorporation is hereby amended so that an additional ARTICLE ELEVENTH reads in its entirety as follows:

“Any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may not be effected by consent in writing by such stockholders.”

7.	This Certificate of Amendment shall become effective immediately upon its filing with and acceptance by the Secretary of State of the State of Delaware.

8.	These amendments to the Certificate of Incorporation of the Corporation have been duly adopted in accordance with the provisions of Sections 228 and 242 of the Delaware General Corporation law.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to the Amended and Restated Certificate of Incorporation on behalf of Touchstone Resources USA, Inc. on this ___ day of                     , 2006.

By:

Roger L. Abel, Chief Executive Officer

TOUCHSTONE RESOURCES USA, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
2006 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2006
The undersigned, revoking any previous proxies for such stock, hereby appoints Stephen C. Haynes and Jerry W. Walrath, proxies of the undersigned with full power of substitution to each, to vote all shares of common stock of Touchstone Resources USA, Inc. that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders of Touchstone Resources USA, Inc. to be held on May 23, 2006, and all postponements or adjournments thereof, with all the power the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned on the reverse side and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting. The Board of Directors recommends a vote:

•	“FOR” the proposed director nominees;

•	“FOR” the approval of the Company’s 2005 Stock Incentive Plan;

•	“FOR” the approval and ratification of option grants to certain executive officers of the Company; and

•	“FOR” approval of the amendment to the Company’s Certificate of Incorporation to (a) amend the procedure for fixing of the number of directors; (b) provide for indemnification of directors to the full extent permitted by law; (c) amend the procedure relating to stockholder consents; (d) to increase the number of authorized shares of the company’s common stock and (e) to change the Company’s name to Cygnus Oil and Gas Corporation.
     If no direction is given, it will be voted “FOR” each of the above proposals.
     Whether or not you plan to attend this meeting, please complete, sign, date and return this proxy card promptly in the enclosed postage-paid envelope.
(Continued and to be signed on the reverse side)

2006 ANNUAL MEETING OF STOCKHOLDERS OF
TOUCHSTONE RESOURCES USA, INC.
May 23, 2006
Please complete, date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
* Please detach and mail in the envelope provided *
PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors — To elect the director nominees to serve on the Company’s Board of Directors for a term of three years or until his successor is duly elected and qualified or until the earlier of his death, resignation or removal:

☐	FOR THE NOMINEES	NOMINEES:

☐	AGAINST/ABSTAIN FOR THE NOMINEES	¢ Roger L. Abel ¢ R. Gerald Bennett

☐	FOR ALL EXCEPT (SEE INSTRUCTION BELOW)
INSTRUCTION
To abstain authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to abstain, as shown here:  ●

3.	Approval and ratification of option grants to executive officers

	FOR	AGAINST	ABSTAIN
	☐	☐	☐
4.	Approval of an amendment to the Company’s Certificate of Incorporation:

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

5.	Other business — To transact such other business as may properly come before the Annual Meeting and all postponements or adjournments thereof.

2.	Approval of the Touchstone Resources USA, Inc. 2005 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN
☐	☐	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature:	Date:

Signature:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.